SUBSCRIBER SERVICES AGREEMENT

Customer Number:	425276 [TP2/TP3]
Home Office IATA:	24639860

This Subscriber Services Agreement (“Agreement”), dated as of February 4, 2014 (the “Agreement Date”), is entered into among Orbitz Worldwide, LLC (“OWW”), a Delaware limited liability company with offices at 500 West Madison Street, Suite 1000, Chicago, Illinois 60661, Travelport, LP (“TLP”), a Delaware limited partnership with offices at 300 Galleria Parkway SE, Atlanta, Georgia USA 30339 and Travelport Global Distribution System, B.V. (“TBV”), a Netherlands company with offices at Taurusavenue 33A, 2132L2 Hoofddorp, The Netherlands (and together with TLP, referred to collectively in this Agreement as “Travelport”).

WHEREAS, Travelport has developed and agrees to make available to Subscriber access to the Travelport System according to the terms and conditions set forth in this Agreement;

NOW, THEREFORE, OWW and Travelport (each, a “Party” and collectively, the “Parties”) agree as follows:

1.	Definitions

“2007 Agreement” means the Subscriber Services Agreement, dated July 23, 2007, between the Parties (or their respective predecessors), as amended and supplemented as of the Agreement Date, including without limitation any and all side letters or agreements relating to the above agreement such as the Agreement Relating to ITA, ebookers, and Supplier Link, dated as of February 1, 2011.

“Affiliate” means, for a given entity, any other entity that is Controlled by, under common Control with, or Controls such entity. For the avoidance of doubt, the Parties agree that (i) no private equity investor holding, directly or indirectly, an ownership interest in either Party, or any portfolio company of any such private equity investor, will be considered to Control, be under common Control with, or be Controlled by, that Party, and (ii) neither Party will be considered to Control, be under common Control with, or be Controlled by, the other Party.

“Alternative Distribution Channel” means a distribution channel that is not a channel using a Travelport System.

“Annual Value Unit Commitment” means, for each of Contract Years (***), the number of Value Units specified for that Contract Year in the following table:

Contract Year	Number of Value Units
(***)	$(***)
(***)	$(***)
(***)	$(***)
(***)	$(***)
“Authorized User” means (i) an employee, agent, contractor or subcontractor of Orbitz (other than a Competitor of Travelport) who needs access to the Travelport System for use as contemplated by this Agreement or (ii) a Client User.

“Change of Control” of a Party means the sale or transfer of beneficial ownership of 50% or more of the voting securities or other ownership interests of that Party.

“Claim” or “Claims” means any and all past or present claims, counterclaims, third-party claims, contribution claims, demands, actions, causes of action, and all other claims of every kind and nature, in law or equity, whether arising under state, federal, international or other law.

“Client User” means an employee, agent, contractor or subcontractor of (other than a Competitor of Travelport) (1) a customer of

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Subscriber who uses an Orbitz corporate online booking tool, or (2) any Distribution Partner, and in each case whose use of the Products and Services is in accordance with the terms of this Agreement.

“Competitor of Travelport” means any company that operates a GDS that is not a Travelport System. However, an Affiliate of any such company is not included within the definition of “Competitor of Travelport” if and for so long as such company does not disclose to the Affiliate any Confidential Information of Travelport.

“Confidential Information” means, with respect to either Party, the proprietary business and technical information of that Party, including (i) any information, documents and materials related to the business and activities of that Party, its customers, clients, suppliers (including Vendors) and other entities with whom that Party does business (including financial information, business plans, marketing concepts, price lists, business and trade secrets, passenger, customer or client lists and records, (ii) any know-how, data, drawings, specifications, software, listings, source code, and object code, and (iii) the terms of this Agreement, regardless of the form or media in which such information is communicated or maintained, whether or not such information constitutes a trade secret, and regardless of the source from which such information is obtained or whether it is developed as a result of this Agreement.

However, Confidential Information of a Party (the “disclosing Party”) does not include any information disclosed to the other Party (the “receiving Party”) that (i) at the time of disclosure by the disclosing Party was already rightfully known by the receiving Party without any obligation of confidentiality, (ii) is or becomes generally available to the public other than through any wrongful act or omission by the receiving Party, (iii) is developed by the receiving Party independently of any Confidential Information of the disclosing Party, or (iv) the receiving Party receives without restriction from a third party free to make such disclosure without breach of any legal obligation.

“Content” means for a particular Vendor, any and all content, data and information in the Travelport System, including without limitation fares, rates and classes of service; and related data and information, including rates and descriptions of the applicable travel service (e.g., if hotel content, then a hotel’s facilities and location, images of the hotel, hotel rates and availability and any cancellation policies and hotel policies including content available in Travelport Hotel Content Plus via the uAPI).

“Content Continuity Program” or “CCP” means the program through which Travelport provides Subscriber with content and protection against service fees of designated participating airlines. The Content Continuity Program terms and conditions, including a list of carriers participating in the CCP as of the Agreement Date, are set forth in Attachment F. Travelport may modify the Content Continuity Program, including the associated terms and conditions, in Travelport’s discretion at any time, subject to the terms in Attachment F.

“Contract Effective Date” means January 1, 2014.

“Contract Year” means each consecutive 12 month period during the Term, commencing on the Contract Effective Date or any anniversary thereof.

“Control” and its derivatives means, with regard to any entity, the legal, beneficial or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights.

“CRS Regulations” means the Regulation (EC) No. 80/2009 of the European Parliament and the Council of 14 January 2009 on a code of conduct for computerized reservation systems, as amended and in force on the date hereof and as subsequently amended from time to time during the Term, and any other regulations regarding the general operation of computer reservations systems enacted by any other governmental authority during the Term.

“DA” or “Device Address” is an alphanumeric address assigned by Travelport to each of Subscriber’s computer terminals that interfaces with the Travelport GDS.

“Data Protection Laws” means all applicable laws, rules, regulations, regulatory requirements

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and codes of practice in connection with the use, processing and disclosure of personal data or personally identifiable information.

“Distribution Partner” means any third party worldwide with whom Orbitz has agreed, as of the Agreement Date or with whom Orbitz agrees during the Term, to provide private and/or semi-private label solutions, including without limitation solutions ranging from the building and hosting of custom websites with booking functionality that offer Orbitz-provided content to supplying content feeds with availability and rate data to the third party’s websites to enable such third party to provide a wide range of travel products on its websites under its own brands. For the avoidance of doubt, reservations made pursuant to a contract between any Distribution Partner and a GDS, and not pursuant to this Agreement, shall not be counted as Segments unless otherwise agreed in writing by the Parties. These kinds of excluded reservations would include, for example, standalone air bookings made via a non-Orbitz IATA number through the travel website of (***). (as of the Agreement Date, at (***). Except to the extent that third parties are Distribution Partners as of the Agreement Date, no third party that is then a Customer of Travelport will be considered a Distribution Partner for purposes of this Agreement without the prior written consent of Travelport, such consent not to be unreasonably withheld. For purposes of this paragraph, “Customer” means any third party travel agency with whom Travelport has entered into a written subscriber agreement (i) the natural term of which (not including extensions or renewals) extends beyond one calendar year from the date an Orbitz Worldwide Agency enters into an agreement with such travel agency to provide private and/or semi-private label solutions, as described above, and (ii) under which such travel agency has committed to use a Travelport GDS for (***)% or more of its air bookings. Notwithstanding the above provisions, once and for so long as a Distribution Partner is deemed a Distribution Partner in accordance with the above provisions, it shall continue to be deemed a Distribution Partner regardless of whether Travelport and such Distribution Partner subsequently enter into a subscriber agreement.

“Documentation” means all manuals, operating procedures, instructions, guidelines, policies and other written materials, including electronic formats, provided by Travelport during the Term.

“End-to-End Business” means OFB’s corporate travel solution that provides “end to end” (booking through fulfillment) services.

“Europe” means Switzerland and any country within the European Union (“EU”) together with any other non-EU member state country that the Parties may agree to include within Europe for purposes of this Agreement.

“Force Majeure” has the meaning set forth in Section 23.

“Flex Value Unit Commitment” means (***) Value Units.

“Full Service Level” means that the applicable travel supplier provides schedules, availability, booking capability, fares/rates, and if an airline, ticketing capability, in a Travelport System. Full Service Level excludes any airline with limited functionality (including, but not limited to, the inability to interline, codeshare, or issue paper or electronic tickets). A full and complete list of all carriers participating at less than the Full Service Level as of the Agreement Date is in Section C of Attachment F.

“GDS” means a global distribution system (also sometimes referred to as a computerized reservation system). For the avoidance of doubt, Pegasus shall not be deemed a “GDS” under this Agreement.

“Improper Segment” means any Speculative Booking, and any booking made on any GDS other than a Travelport System on any airline or other reservation system in violation of the terms of this Agreement. Reservations booked for testing purposes with Travelport’s prior written consent, which will not be unreasonably withheld or delayed, do not count as Improper Segments, unless otherwise mutually agreed in writing by Travelport and Subscriber; provided that Subscriber may, without Travelport’s consent, continue to test reservations on the Travelport System after the Contract Effective Date substantially as Subscriber conducted such tests in the year prior to the Agreement Date. For the avoidance of doubt, Subscriber confirms that

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any testing on the Travelport System conducted in the prior year was conducted for purposes of transacting its business on the Travelport System, but not for the purpose of migrating its business to an Alternative Distribution Channel. Orbitz may at any time during (***), perform test bookings via Alternative Distribution Channels that are made via the Orbitz pre-production environment. These test bookings would not be live customer bookings. Additionally, Orbitz will cancel such test bookings prior to the bookings being reported to ARC except as needed to test functionality specific to ticketed reservations.

“Incremental Value Unit” means any Value Unit that is over and above the Annual Value Unit Commitment for the Contract Year in which that Value Unit is generated.

“Intellectual Property” means all intellectual property and related intangible assets, including without limitation (1) any patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, trade secret, know-how, process, technology, development tool, ideas, concepts, design right, data base right, methodology, algorithm or invention, (2) any right to use or exploit any of the foregoing, and (3) any software or similar intangible asset.

“IP Rights” means all rights associated with the Intellectual Property.

“Letter of Credit Claims” means any claims associated with any and all letters of credit provided by a Travelport Group Company for the benefit of Orbitz prior to the Agreement Date, including without limitation any claims Travelport or its Affiliates may have or amounts Travelport or its Affiliates may believe are owed in connection with unutilized fees relating to these letters of credit.

“Location” means any unique physical premise of Subscriber where Products and Services are provided by Travelport and which has a Primary PCC assigned to it.

“Message” has the meaning set forth in Attachment B.

“North America” means the United States of America and Canada.

“OFB Accounts” means the corporate accounts of OFB as of the Agreement Date, such as, but not limited to, (***).

“OFB Claims” means any and all Claims relating to or arising out of Orbitz for Business and/or its operations, including without limitation any and all claims relating to the paragraph entitled, (***), and any and all Claims relating to the dispute over the payments by Travelport of the $(***) charge in connection with the (***) account of Orbitz for Business.

“Optional Services” has the meaning set forth in Attachment B.

“Orbitz” means, collectively, OWW and all Orbitz Worldwide Agencies.

“Orbitz Acquisition” means, during the Term (i) any entity acquired by an Orbitz entity (by way of purchasing a Controlling interest in such entity’s outstanding capital stock), (ii) any portion of an entity’s assets that is purchased by an Orbitz entity, or (iii) any entity with whom an Orbitz entity combines (such as by way of merger) or enters into a strategic alliance (such as a joint venture) if the combined entity or strategic alliance is Controlled by OWW.

“Orbitz Domestic Agency” means any of (i) Orbitz, LLC, (ii) Trip Network, Inc. (“Cheaptickets”), (iii) Orbitz for Business, Inc. (“OFB”), (iv) Internetwork Publishing Corp. (“Lodging”), (v) Neat Group Corp. (“Neat”), and (vi) any other Orbitz Worldwide Agency (including current and future Affiliates) headquartered in North America; subject to Section 15 below.

“Orbitz International Agency” means any of (i) ebookers Limited, a company registered in England and Wales under number 3818962 whose registered address is at 6th Floor, 140 Aldersgate Street, London EC1A 4HY (“ebookers”), and (ii) any other Orbitz Worldwide Agency (including current and future Affiliates) headquartered in Europe, subject to Section 15 below.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

“Orbitz Worldwide Agency” means each of (i) OWW, (ii) any Orbitz Domestic Agency, and (iii) any Orbitz International Agency.

“OTA” means a (***) online travel agency such as the online travel agencies generally known as (***)

“OWW” has the meaning set forth in the introductory paragraph of this Agreement.

“Participation Fee” means any fee or amount that a Travelport Group Company receives from a Vendor in connection with a reservation for the services of that Vendor that is made through a Travelport System, but not including any ancillary product fee (such as a fee for checked bags), advertising, marketing or data-related fee payable by the Vendor to Travelport.

“Party” and “Parties” have the meanings set forth in the Recital to this Agreement.

“Passive Segment” means a reservation booked outside of the Travelport System with a travel supplier, or through a booking application, that is then placed into the Travelport System for information or ticketing purposes.

“PCC” or “Pseudo City Code” is an alphanumeric identifier assigned by Travelport to a Subscriber’s customer number for the purposes of tracking reservations.

“Personal Data” means any personal data or personally identifiable information relating to identifiable natural persons, which may include, among other things: name, address, telephone number(s), credit card numbers, frequent flyer information, trusted traveler ID information and passport information, as the same may be defined under the relevant Data Protection Laws.

“Phase I” means, for each of Contract Years (***), the portion of that Contract Year before the day, if any, during that Contract Year when Orbitz has met both the Annual Value Unit Commitment for that Contract Year and the overall Flex Value Unit Commitment. For the avoidance of doubt, Phase I of a Contract Year will be the entire Contract Year if Orbitz does not meet both the Annual Value Unit Commitment for that Contract Year and the overall Flex Value Unit Commitment by the end of that Contract Year.

“Phase II” means, for each of Contract Years (***), the portion, if any, of that Contract Year after the day during that Contract Year when Orbitz has met both the Annual Value Unit Commitment for that Contract Year and the overall Flex Value Unit Commitment.

“PNR” means a passenger name record created in or by the Travelport System that includes a reservation for travel-related goods and services.

“POS” means a point of sale for a reservation made by an Orbitz Worldwide Agency. For example, if a customer from anywhere in the world books a Segment using Orbitz.com, or Cheaptickets.com using a PCC assigned to a location in North America, such Segment is made via a POS in North America.

“Primary PCC” means the PCC designated by Travelport as the first PCC for a particular Location.

“Product Data” means data that is extracted from a Travelport System by the Travelport Group Companies, but, for the avoidance of doubt, does not include Personal Data.

“Products and Services” means all products and services provided by Travelport hereunder, including software, access to a global distribution system, functionality or features, support, Optional Services, and any other services provided by Travelport. Unless expressly excluded by the terms of this Agreement or, after the Agreement Date if agreed by the Parties in writing, the Products and Services shall encompass at least those products and services provided by Travelport to Orbitz during the six month period immediately preceding the Agreement Date.

“Public Content” means any Content that a Vendor makes available to the general public on any GDS or third-party channel, and, in the case of air Vendors, the airline’s web fares.

“Retention Segment” means a Segment added to a PNR for the purposes of keeping that PNR

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active past when it would otherwise be re-captured by the Travelport System. A Retention Segment will not be considered an Improper Segment.

“Segment” means a reservation that is made by Subscriber, directly or indirectly including by the Distribution Partners, in a Travelport System (including without limitation any reservation constituting a uAPI Segment) for the services of an air, car or hotel Vendor that participates in a Travelport System at or above the Full Service Level, and which:

•	is made via a POS in North America or Europe;

•	is not cancelled by anyone, (***);

•	any Travelport Group Company receives a Participation Fee from the Vendor or a (***) from Subscriber;

•	is not an Improper Segment made by Subscriber; and

•	is not a Passive Segment.
For air Segments, Segments will be counted as each separate direct or nonstop flight reservation in a PNR that is processed through a Travelport System, multiplied by the number of passengers booked in such PNR for such flight reservation. For hotel Segments, each separate reservation that is processed through a Travelport System with an action status code of HK is a separate Segment regardless of the number of rooms, suites or other accommodations or the number of persons or the duration of the stay. For car rental Segments, each separate reservation that is processed through a Travelport System with an action status code of HK is a separate Segment regardless of the number of vehicles or persons or the duration of the rental. The number of Segments shall be determined by Travelport based on Travelport’s books and records subject to Orbitz’s right to audit under Section 16. (***). Further to Section 15.D (Non-Circumvention) below, Travelport shall not take or fail to take, nor permit any Travelport Group Company to take or fail to take, any action with the intent or effect of avoiding or otherwise circumventing the above payment provisions.

“Segment Incentive” an amount payable by Travelport to the Orbitz Worldwide Agencies for Segments, as set forth in Attachment A.

“Speculative Booking” means a booking that is done in anticipation of a customer demand. For the avoidance of doubt, a booking to be held for future ticketing that is done specifically at a customer’s request would not be considered a Speculative Booking.

“Southwest” means Southwest Airlines, Inc.

“Subscriber” means OWW or the applicable Orbitz Worldwide Agency, as the context requires.

“Super Access Product” means the Travelport product that allows Subscriber to access the comprehensive published fares, inventory, availability and other features of a participating airline. The features of the Super Access Product, as well as the list of participating airlines, are more fully described on Attachment F. Travelport may revise the list of participating airlines or modify the Super Access Product, including the terms and conditions, in its discretion at any time, subject to the terms in Attachment F. The Super Access Product is only available in the geographical locations identified on Attachment F.

“Supplier Link” means the communication pathway between Subscriber’s host switching layer and the proprietary host systems for (***) for purposes of negotiating the required protocols for exchanging information with these proprietary host systems.

“System Software” means any and all software provided or used by Travelport in rendering the Products and Services under this Agreement.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

“TBV” has the meaning set forth in the introductory paragraph of this Agreement.

“Term” has the meaning set forth in Section 10.A.

“TLP” has the meaning set forth in the introductory paragraph of this Agreement.

“Travelport” has the meaning set forth in the introductory paragraph of this Agreement.

“Travelport Group” means, collectively, Travelport and all Travelport Group Companies.

“Travelport Group Company” means TLP, TBV, and any other company (but excluding Orbitz and any Orbitz Worldwide Agency) that at the relevant time (both currently and in the future), directly or indirectly, Controls, is Controlled by, or is under common Control with, TLP or TBV.

“Travelport GDS” means the computer hardware and software (as updated from time to time during the Term) operated by or for any Travelport Group Company as a GDS, including the Galileo® GDS, the Apollo® GDS, and the Worldspan® GDS. Except to the extent the context otherwise requires, a reference in this Agreement to the Travelport GDS will be a reference to the Galileo, Apollo, and Worldspan GDSs collectively, while a reference in this Agreement to a Travelport GDS will be a reference to any of the Galileo GDS, the Apollo GDS, or the Worldspan GDS individually.

“Travelport Limited” means Travelport Limited, a company incorporated under the laws of Bermuda.

“Travelport LLC” means Travelport LLC, a limited liability company organized under the laws of Delaware.

“Travelport System” means (i) any Travelport GDS, and (ii) the uAPI as and to the extent it has been certified for use in connection with the applicable website or application as provided in Section 4.B of the uAPI Addendum. Except to the extent the context otherwise requires, a reference in this Agreement to the Travelport System will be a reference to the Travelport GDS and the uAPI collectively, while a reference in this Agreement to a Travelport System will be a reference to any of the Galileo GDS, the Apollo GDS, the Worldspan GDS, or the uAPI individually. For the avoidance of doubt, at no additional cost to Subscriber, Subscriber may, subject to applicable legal, technical and marketing restrictions that are applicable to all Travelport subscribers, use the Travelport System or any combination of Travelport Systems from time to time during the Term in its sole discretion.

“uAPI” has the meaning given to it in the uAPI Addendum.

“uAPI Addendum” means the uAPI Addendum attached as Attachment G to this Agreement.

“uAPI Segment” has the meaning given to it in the uAPI Addendum.

“User Access” has the meaning set forth in Section 3.A.

“Value Unit” means a unit of value assigned to (***):

Type of (***)	Value Units
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Example 1

(***).

Example 2

(***).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

“Vendor” means a supplier of travel services, such as an airline, car rental company, hotel, rail company, or tour, cruise or leisure operator that sells travel-related products and/or services and that participates in a Travelport System.

“Vendor Content” means, with respect to any Vendor, any and all Content in the Travelport System provided by that Vendor.

“(***)” means, as of any time, any air Vendor domiciled in the United States, including without limitation, (***), with whom an Orbitz Domestic Agency has entered into a (***). (***) are (***) as of the Agreement Date.

“(***) Fee” means a fee payable to (***) for a (***), as set forth in Attachment A.

“(***)” means, with respect to an air Vendor domiciled in the United States, an arrangement in which any Orbitz Domestic Agency (i) enters into a written agreement (***), (ii) receives (***), and (iii) (***).

“(***) means any air Segment made through a Travelport System by an Orbitz Domestic Agency on a (***). The number of (***) Segments shall be determined by Travelport based on Travelport’s books and records subject to Orbitz’s right to audit under Section 16.

2.	Provision and Use of Products and Services

A.    Provision of Products and Services. Travelport and each Orbitz Worldwide Agency will be bound by the terms and conditions of this Agreement to the extent applicable to it, with OWW being responsible for causing each Orbitz Worldwide Agency to comply with all applicable provisions hereof and OWW shall be liable under this Agreement for any failures by it to do so. This Agreement has been negotiated and agreed by the Parties to govern the terms and conditions upon which Travelport will provide the Products and Services for the relevant Orbitz Worldwide Agencies. For the avoidance of doubt, Travelport shall itself or shall cause the Travelport Group Companies to provide the Products and Services in accordance with the terms of this Agreement and Travelport shall be liable under this Agreement for any failures by it to do so. The applicable Travelport Group Company will provide each Orbitz Worldwide Agency the Products and Services pursuant to this Agreement, and such Travelport Group Company will invoice the particular Orbitz Worldwide Agency for the Products and Services provided at the rates set forth in this Agreement. At all times Travelport will use reasonable efforts to maintain an up to date list of the Travelport Group Companies that may provide services under this Agreement and OWW will use reasonable efforts to maintain an up to date list of the Orbitz Worldwide Agencies who may receive those Products and Services. Subscriber must first, at its own expense, do any construction, wiring or other modifications necessary to install at the applicable Location and connect the Products and Services to the Orbitz system. At Subscriber's request and with Travelport's approval, Travelport may provide additional Products and Services, subject to all terms and conditions of this Agreement. Notwithstanding the foregoing, Travelport shall provide, and shall not charge Subscriber for, any new Products or Services that are essential for the provisions of the base Products or Services being provided by Travelport as contemplated by this Agreement. All licenses for software terminate upon expiration or any termination of this Agreement.

B.    Ownership and Use of the Products and Services.

(i)Subscriber has no ownership, right or title in or to any Products and Services, and may not remove identifying marks from the Products and Services or subject the Products and Services to any liens or encumbrances. The Products and Services are the proprietary information and trade secret of Travelport or its licensors. Subscriber may not copy, reproduce or duplicate the Products and Services, any associated software or Documentation, or any

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

portion of them, except to the extent reasonably necessary for backup or archival purposes. Subscriber may not modify, alter, disassemble, reverse assemble, reverse compile, or reverse engineer any of the Products and Services in whole or in part.

(ii)Subscriber will use the Products and Services strictly in accordance with the Documentation and this Agreement. Subscriber will provide Travelport with prior written notice a commercially reasonable time, but in no event less than 30 days, before any material new use of the Products and Services planned by Subscriber that was not in effect or established as of the Agreement Date. Any such material new use of any of the Products and Services must not be otherwise prohibited by this Agreement and must be mutually agreed by the Parties prior to Subscriber commencing to use the Products and Services for such purpose. Except as otherwise permitted by Travelport in writing, Subscriber will not use the Products and Services to support business conducted by Subscriber on an Alternative Distribution Channel in any manner other than those uses that are in place as of the Agreement Date or that are otherwise permitted by this Agreement. Without limiting the preceding sentence, Subscriber will not send (***) (as defined below) to the Travelport GDS for itineraries booked via an Alternative Distribution Channel. For purposes of this Section, (***).

(iii)Subscriber will permit only Authorized Users to access the Products and Services and Travelport System and will not allow them to disclose or make the Products and Services, including Travelport System displays, available to any other third party, provided that any Distribution Partner may make the Products and Services available to its customers via its private label site. Subscriber will be responsible for the actions or inactions of its Authorized Users under the terms of this Agreement. Notwithstanding anything to the contrary, Subscriber may subcontract the use of the Products and Services to third parties acting on behalf of Subscriber, but may not subcontract the use of the Products and Services to any third parties for their own use; provided that such third parties to which Subscriber subcontracts the use of the Products and Services on behalf of Subscriber comply with the terms of this Agreement and are not Competitors of Travelport. Such permitted third party contractors will be deemed Authorized Users. Subscriber may use the Products and Services to provide services to Distribution Partners, subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, Subscriber agrees it will not provide access to any Availability Data (as defined below) from the Travelport System to any third party, including but not limited to (***), except that Subscriber may provide (***) or another search provider access to booking and failure data for the sole purpose of monitoring and troubleshooting error rates and other bookability issues relating to Segments. For purposes of this Section, “Availability Data” means airlines’ availability data delivered by Orbitz in response to any direct, real-time, “seamless” queries for availability information on airlines against airlines’ inventory/reservation systems; standard airline availability status messages (AVS); numeric AVS messages (NAVS); or airline availability information in the form of Travelport System responses to availability requests from customers of the Travelport System other than Subscriber (AVL).

(iv)Each Party will cooperate with the other Party, and will cause each third party under its control or direction to cooperate with the other Party, in the performance of the other Party’s obligations under this Agreement.

C.    Updates. Subject to the other provisions in this Agreement, including without limitation Sections 8.A(iii), Section 15.D. and 15.E, Travelport may enhance, discontinue, modify or replace (collectively, “Update”) the Products and Services, Optional Services and/or the Travelport System at Travelport’s discretion at any time, using automatic updating technology or otherwise, with prior notice to Subscriber. Except as otherwise expressly provided for in this Agreement, Travelport does not promise to provide any information of any travel suppliers. With respect to any Update that could materially affect Subscriber’s access to a Travelport System or use of the Products and Services (a “Material Update”), Travelport will provide Subscriber written notice of such Update at least (***) prior to the deployment of such

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Update to its customer base and give Subscriber access to a testing environment for an additional (***) to conduct testing as needed by Subscriber or its Affiliates to make appropriate changes to the Orbitz system. Except as otherwise mutually agreed, Subscriber’s use of an Update constitutes its agreement to Travelport’s terms and conditions pertaining to such use; which terms and conditions shall be the same for all similar subscribers of Travelport. The Parties acknowledge and agree that terms and conditions pertaining to an Update are not intended to materially modify the overall terms and conditions of this Agreement. Subscriber will (at its cost) install and implement any new releases of software or desktop versions within (***) after release by Travelport. Notwithstanding any other provision in this Agreement, each Material Update to structured messaging and web services products will be versioned or made backward compatible for one year after the rollout of the Material Update such that Subscriber and its Affiliates may continue to use the Products and Services subject to the terms in this Agreement, including without limitation the terms in the Service Level Agreement, without upgrading to such Material Update.

D.    Third Party Products. Travelport has no liability whatsoever with respect to any product, software or service (1) not provided by or on behalf of Travelport that is used by Subscriber in conjunction with the Products and Services, or that is (2) not required or recommended by Travelport to be used by Subscriber in conjunction with the Products and Services (“Third Party Product”). For purposes of the preceding sentence, “product” does not include Vendor Content. If Subscriber's use of a Third Party Product adversely affects in any material way the use of the Travelport System by other customers of Travelport, then Travelport may require that Subscriber immediately discontinue its use of such Third Party Product until Subscriber can demonstrate that it has resolved the material adverse effect. Travelport acknowledges that, as of the Agreement Date, (***) does not adversely affect the use of the Travelport GDS.

E.    Third Party Software Licenses. Certain software may be provided pursuant to a license agreement between a Travelport Group Company and a third party licensor (each a “Third Party Licensor”). The Third Party Licensor may require the Travelport Group Company to agree and comply with terms and conditions that may not already be reflected in this Agreement. While the applicable Travelport Group Company will always use its commercially reasonable efforts to negotiate terms with Third Party Licensors that are consistent in all material respects with those already contained in this Agreement, it may from time to time be necessary for Travelport to pass on to its customers additional terms and conditions required by Third Party Licensors. In such event Travelport may require that Subscriber agree to terms and conditions of use in addition to those set out in this Agreement before Subscriber and the applicable Orbitz Worldwide Agencies are permitted access to such software, and any such agreement will not be unreasonably withheld. Notwithstanding the foregoing, under no circumstances will any terms and conditions relating to any Third Party Licensor of software that is essential for the provision of the base Products and Services involve any payment obligations by Orbitz (Travelport and not Orbitz shall absorb any Third Party Licensor charges or fees).

F.    Capacity Planning. Subscriber will provide commercially reasonable prior written notice to Travelport of any event that may have an impact on the number of Messages accessing the Travelport System, including, but not limited to, new code or changes to existing code launched by Subscriber, Subscriber’s entrance into new markets, or Subscriber’s advertising/marketing campaigns. Both Parties agree to work together to help ensure that Subscriber’s code operates with the Travelport System in the most efficient way possible. The Parties acknowledge and agree that this Section is not intended to materially modify the manner in which Subscriber connects to and receives the Products and Services as of the Agreement Date. Travelport shall maintain sufficient capacity to accommodate reasonable fluctuations in demand and traffic.

G.    Orbitz Booking Engines. With respect to the booking engine(s) and any other component of, or used by, Subscriber’s websites that directly interface with a Travelport System, Subscriber will use reasonable business efforts to ensure that (i) the component’s use of

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Travelport System resources is reasonably efficient, (ii) any software included in the component meets commercially reasonable standards for stability, acceptability, documentation and integrity and has been sufficiently stress tested to ensure that it will meet anticipated volume requirements, and (ii) any hardware included in or used by the component meets Travelport’s reasonable requirements for compatibility, which will be provided to Subscriber upon request. The Parties acknowledge and agree that this Section is not intended to materially modify the manner in which Subscriber connects to and receives Products and Services provided by the Travelport System as of the Agreement Date.

H    uAPI.

(1)    The terms and conditions in the uAPI Addendum are incorporated by reference into this Agreement. For the avoidance of doubt and without limiting the generality of any other payment-related provisions of this Agreement, (***) for Existing Carriers and Segment Incentives for Existing Carriers will not change and will be payable in accordance with the terms and conditions of this Agreement as if they had been made in the Travelport GDS, even if an Existing Carrier, (***), shifts some or all of its Content to the uAPI, including without limitation if such shifted Content becomes accessible only in the Air Content Hub available through the uAPI (the “ACH”). Notwithstanding any other provision in this Agreement (including without limitation any provision in the uAPI Addendum): (***). For the avoidance of doubt, Travelport may not charge Subscriber any fees or other amounts for Subscriber’s access, processing of reservations for, or other use of an Existing Carrier’s Content via the uAPI beyond those fees Subscriber could have incurred by accessing, processing reservations for, or otherwise using an Existing Carrier’s Content via the traditional Travelport GDS without using the uAPI (such fees being, the (i) Program Fees specified in Section II.C. in Attachment A and Sections A (Content Continuity Program) and B (Super Access Program) of Attachment F, and (ii) the excess Message fees set forth in Section IV of Attachment B to this Agreement). Travelport will use commercially reasonable efforts to give Subscriber at least (***) notice prior to migrating any Existing Carrier from a Travelport GDS to the uAPI. “Existing Carriers” means (***) and any and all air Vendors participating in any and all Travelport GDS(s) as of the Agreement Date with respect to whom Travelport is obligated to pay Segment Incentives to Subscriber under this Agreement.

(2)    With respect to any air Vendor that is not an Existing Carrier, that does not participate in a Travelport System at or above the Full Service Level, and that begins participation in the uAPI (either by accessing the GDS or in ACH or another content hub) after the Agreement Date (a “New Carrier”), Travelport shall, during the Term, provide (a) Orbitz Worldwide Agencies other than OFB with overall terms and conditions (including without limitation rates and charges) with respect to that New Carrier that are equal to or better than the most favorable overall terms and conditions (including without limitation rates and charges) with respect to the New Carrier provided by Travelport to any of (***), regardless of sales volume, and (b) OFB with overall terms and conditions (including without limitation rates and charges) with respect to that New Carrier that are equal to or better than the overall terms and conditions (including without limitation rates and charges) with respect to the New Carrier provided by Travelport to (***), regardless of sales volume.

(3)    Subject to the limitations on Travelport’s ability to assess Subscriber charges, fees or other amounts under the above provisions regarding Existing Carriers and New Carriers in this Section 2.H, Travelport will not impose any charges, fees or other amounts on Subscriber in connection with Subscriber’s access and use of the uAPI other than (except as set forth above) as expressly set forth in this Agreement, including the uAPI Addendum.

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3.	Product Specific Provisions

A.    Subscriber-Provided Internet Access. If Subscriber elects to access the Travelport System via its own Internet communications method such as DSL, ISDN or cable access ("User Access"), Subscriber will be responsible for obtaining, installing, supporting, and maintaining all components of the User Access and for paying all charges of the relevant communications providers. In order to minimize unauthorized access to the Travelport System and the data contained therein, Travelport recommends that Subscriber establish a firewall. Travelport will have no responsibility whatsoever with respect to the User Access, including, but not limited to, the performance or reliability of the User Access.

B.    LAN. If Subscriber elects to install and use its own local area network operating environment (“LAN”) to access the Travelport System: (a) Subscriber may copy the applicable software for its internal use only, subject to Section 2.B above; (b) the number of Subscriber’s users who may concurrently access a Travelport GDS at a Location will be equal to the number of DAs licensed by Subscriber from Travelport for that Travelport GDS at that Location; and (c) Subscriber will be responsible for obtaining, implementing, installing, supporting, and maintaining the LAN, the LAN operating system, the workstation operating system, and all hardware and other software required to utilize the Travelport System that is not provided by a Travelport Group Company, and for all expenses related thereto. Travelport will continue to provide Subscriber with DAs reasonably required to support access to the Products and Services at no additional charge. Travelport will not unreasonably withhold any additional DAs requested by Subscriber where the request is to support a reasonable business purpose of Subscriber, such as disaster recovery.

C.    Selective Access. Upon request, Travelport will license to Subscriber the Travelport products marketed as Selective Access and Global Access, as described in Attachment B, whereby Subscriber may authorize another Travelport subscriber to access the client records entered into the Travelport System by Subscriber; provided, however, Travelport will have no responsibility or liability whatsoever with respect to such authorization or access.

D.    Remote Users. If Subscriber elects to allow its Authorized Users to access a Travelport System from a remote location ("Remote Users") via User Access, then in addition to the provisions set forth in Section 3.A above, the following shall apply: (i) Subscriber must ensure that each Remote User obtains and uses the appropriate hardware and software necessary to access such Travelport System in accordance with the relevant Documentation; (ii) unless otherwise agreed in writing with Travelport, Subscriber shall be responsible for: (a) installing the applicable software; (b) training each of its Remote Users; (c) ensuring that all Remote Users have adequate expertise in all areas of such Travelport System; and (d) obtaining, installing and configuring its selected browsing and e-mail packages; (iii) Travelport will not provide Remote Users with any training or support; and (iv) Travelport reserves the right to discontinue the Remote Users’ access to such Travelport System upon (***) prior written notice to Subscriber if Subscriber fails to meet any of the obligations under this Section 3.D.

E.    Transmittal of Information via Internet. Travelport does not provide for electronic mail encryption (public and private keys) or virus detection and is not responsible for risks inherent in transmitting information via the Internet, including via electronic mail.

4.	Charges; Payments; Credit & Reporting

A.Payments. Within (***) after the end of each calendar month during a Contract Year, each Party will send the other an invoice or reconciliation statement itemizing in reasonable detail the invoiced charges owed to the invoicing Party by the other Party for the month then ended as based on the terms of this Agreement. The Parties will settle and pay the amounts due for a given month no later than (***) after the end of that month. Past due balances will accrue interest at the rate of (***) or the maximum rate permitted by law, whichever is less. If this Agreement is terminated for any reason effective as of any date other than the last day of a calendar month, then within

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(***) after the end of the calendar month in which the termination date occurs (i) for each transaction based amount payable hereunder, the applicable Party will be paid for the transactions completed before the termination date, and (ii) for each monthly amount payable hereunder, the applicable Party will be paid a pro rata portion of the monthly amount determined on the basis of the number of days in the applicable month prior to the termination date.

B.    Segment Incentive Advance. Commencing on (***), and continuing thereafter unless and until (i) (***), or (ii) Orbitz is in material breach of any of its obligations under this Agreement and such breach is not cured within the applicable cure period, or (iii) Orbitz has not met any Annual Value Unit Commitment (each, a “Segment Incentive Advance Condition”), the following provisions shall apply:
(1)    On the first working day of (***), Travelport shall pay to OWW, (***). This additional amount, as it may be adjusted from time to time in accordance with this Section 4.B, is referred to as the “Segment Incentive Advance”).
(2)    On the first working day of each subsequent calendar month, in connection with its payment to OWW of the Segment Incentives then due (the “Current Segment Incentives Amount”), Travelport shall (***).
(3)    If and when any Segment Incentive Advance Condition is satisfied, Travelport may apply the Segment Incentive Advance as a credit against any Segment Incentives payable to OWW at that time or thereafter and the foregoing provisions shall not be applicable.
(4)    If after any Segment Incentive Advance Condition has been satisfied, thereafter all Segment Incentives Advance Conditions again become applicable (***).
(5)    If there is a Segment Incentive Advance at the expiration or termination of this Agreement for any reason, then the remaining Segment Incentive Advance shall be payable to Travelport on or before the expiration or termination of this Agreement.

So as to be able to clearly distinguish payments or adjustment to any Segment Incentive Advance from payments of Current Segment Incentive Amounts, Travelport will separately itemize any Segment Incentive Advance payment or credit amount in a statement to be delivered simultaneous with the payment of each applicable Current Segment Incentives Amount.

As an example of the Segment Incentive Advance procedure contemplated by this Section B, assume that at all applicable times all Segment Incentive Advance Conditions are applicable and that the Current Segment Incentives Amount for (***).

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B.Charges. Except as otherwise set forth in this Agreement, all charges in connection with this Agreement are set forth on Attachments A and B (the “Charges”). The Charges may not change over the Term, unless the Parties mutually agree in writing.

C.Tax Withholding and Deductions. Each Party will pay any taxes, duty, levy or impost to be withheld or deducted in respect of any amount due to the other Party where and to the extent it is required to perform such a withholding or deduction under applicable tax law.

If either Party is required by law to make any tax deduction or withholding in relation to any payment under this Agreement, it will: (i) take all commercially reasonable measures that may be necessary to enable or assist the Party to whom the payment is due to claim exemption from the deduction or withholding or, if that is not possible, a credit for it under any applicable double taxation or similar agreement from time to time in force; and (ii) from time to time give, upon request, the Party to whom the payment is due, proper evidence as to the deduction or withholding and payment over of the tax deducted or withheld.

If the Party making the payment has failed to fulfil its obligations under this Section, it will increase the amount of its payment to the other Party by such an amount as to enable the other Party to receive the sums it would have received had no such deduction or withholding been required.

D.    Currency. All monetary amounts expressed in this Agreement are stated in United States dollars, unless otherwise noted. Unless otherwise mutually agreed, all payments under this Agreement will be made in United States dollars. For the avoidance of doubt, the Parties acknowledge and agree that regarding all payments made by Travelport to Subscriber under this Agreement, those with respect to business in North America will be paid by TLP and those with respect to business in Europe will be paid by TBV.

E.    Set-Off. The Parties agree that in the ordinary course of business, any undisputed amounts owed by one Party to the other Party under this Agreement will be netted off against any amounts owed by the other Party to such Party under this Agreement. For the avoidance of doubt, the right of offset referred to in this Section relates only to payments and does not affect each Party’s obligation to issue invoices for the amounts being offset.

F.    Automated Clearing House Payments. Travelport will pay any amounts due to Subscriber by Automated Clearing House payment to the account designated by Subscriber and on file with Travelport. If any payment due to Subscriber is less than $(***), Travelport reserves the right to defer such payment until the total due to Subscriber equals or exceeds $(***) or until the next year anniversary of the Contract Effective Date, whichever comes first. Payment will not deemed to have been made until funds are available in the account designated by the Subscriber.

G.    Taxes. In addition to any other charges or sums payable to Travelport under this Agreement, Subscriber will pay when due all applicable sales, use, value added and excise taxes (together with any related interest or penalties not arising from fault on the part of Travelport), now or hereafter imposed by any local or foreign tax authority, or governmental agency or other similar bodies arising out of or in connection with this Agreement. However, Subscriber will not be responsible for any taxes payable or based on Travelport’s net income, payroll, or capital or for franchise taxes. Upon either Party’s reasonable request, the other Party will provide reasonable assistance to the requesting Party in the filing of any documents or the making of any statement in connection with the recovery of any taxes referred to in this Section.

H.    Disputes. Each Party may dispute the billing of the other Party in writing no later than (***) after the billing date. Each Party waives any right to dispute a bill after such period has expired. Each Party will reimburse the other Party for any reasonable costs

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incurred by the other Party, including reasonable attorneys’ fees, to collect amounts to be due under this Agreement if such amounts are determined to be payable by mutual agreement of the Parties or as a result of any arbitration award.

I.    Reporting Requirements of Travelport.

(i)    Segment Incentive Calculation.    Each month, simultaneous with Travelport’s transmission of the Segment Incentive payments in accordance with the terms of this Agreement, Travelport will deliver to Subscriber a report detailing the Segment Incentive calculations for the month then ended, which report shall include without limitation an itemization of the Segments for air, car and hotel reservations. Such report shall also include itemization of all set-offs as permitted in subparagraph (F) above. All reports shall be in reasonable detail so as to enable Subscriber to understand and evaluate them.

(ii)    MIDT Data. (***) during the Term and any Transition Services Period, Travelport shall forward via an electronic file to Subscriber the following information:

(A)    The number of MIDT segments generated by Subscriber and each of its Affiliates (providing separate data for each) in North America; and

(B)    The aggregated number of MIDT segments generated by (***).

The above data will be expressed as day by day (versus weekly or monthly). To the extent possible, the above reporting will be based on net active segments as defined in MIDT.

K.    Incremental Monetary Benefits (***). For the consideration outlined in this Agreement, it is agreed that the cumulative effect of the payments associated with the Segment Incentives specified in Section II.A of Attachment A and the (***) specified in Section II.B of Attachment A will result in $(***), as determined in accordance with the provisions of this Section. Within (***) after the end of (***), Travelport will calculate, in good faith and in accordance with applicable financial standards, and report to OWW the Incremental Quarterly Amount (as defined below) for that quarter. (***). For purposes of this Section:
(i)    The “Incremental Quarterly Amount” means, for a given calendar quarter of (***), (x) the Current Quarterly Payment for that quarter, minus (y) the Would-Be Quarterly Payment for that quarter.
(ii)    The “Current Quarterly Payment” means, for a given calendar quarter in (***), (x) the amount paid by Travelport in Segment Incentives (net of Program Fees) for that quarter under this Agreement, minus (y) the amount received by Travelport in (***) for that quarter under this Agreement.
(iii)    The “Would-Be Quarterly Payment” means, for a given calendar quarter in (***), (x) the amount that would have been paid by Travelport in Segment Incentives (net of Program Fees and any other fees equivalent to “Program Fees” as that term is defined in this Agreement) for that quarter under the 2007 Agreement (as it and material relationships with Vendors existed as of (***)), minus (y) the amount that would have been received by Travelport from Subscriber in (***) (defining (***) in the same manner as defined in this Agreement) for that quarter under the 2007 Agreement (as it and material relationships with Vendors existed as of (***)). For the avoidance of doubt, (***) are the only air Vendors with whom Orbitz was in a (***) as of (***) (all

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other air Vendors generating Segments are “retail” air Vendors).

If during (***) Orbitz enters into a new (***) with any (***), the Parties will review the Current Quarterly Payment then projected for upcoming calendar quarters in (***), and will agree upon any adjustments to the applicable provisions of this Agreement that may be necessary to more closely achieve the intent and objective specified in the first paragraph of this Section 4.K. For the avoidance of doubt, the above quarterly adjustment process shall not be impacted insofar as (***) are concerned as long as (***) remains a retail air Vendor as it was (***).

5.	Segment Incentives

A.    Segment Incentives. Travelport agrees to pay Subscriber the Segment Incentives as set forth in Attachment A.

B.    Subscriber Protections (***). If during the Term a new air Vendor commences participation in the Travelport System at (***) and during the then immediately preceding (***) the air Vendor’s total passengers boarded (as identified through public industry sources) for the air Vendor’s primary geographic region was greater than (***) of Subscriber’s total Segments made in the applicable geographic region during the same time period, then the Parties will mutually agree on the Segment Incentive rate and other related terms for access to the air Vendor’s Content. Similarly, if during the Term an existing (***) Vendor changes its participation level in the Travelport System to (***) and during the then immediately preceding (***) the total Segments made by Subscriber for such air Vendor was more than one percent of Subscriber’s total Segments made during the same time period, then the Parties will mutually agree on the Segment Incentive rate and other related terms for access to the air Vendor’s Content. For the avoidance of doubt, if the above provisions are not applicable, then, unless otherwise mutually agreed, the Segment Incentive rate and other related terms that will apply to Subscriber for access to the Content of an air Vendor participating in the Travelport System (***) will be the Segment Incentive rate and other related terms that normally apply to Travelport‘s subscriber base for that air Vendor. Travelport shall periodically provide a report to Subscriber listing each air Vendor then participating in the Travelport System (***) on which Orbitz then regularly books reservations and for which the Parties have not agreed on the Segment Incentive rate and other related terms for access to the air Vendor’s Content (each, a (***)). The determination of whether an air Vendor’s participation in a Travelport System (***) shall be based on a firmwide determination that is uniformly applied to all Travelport subscribers; Travelport may not determine that certain air Vendors (***) under this Agreement if they do not, at the same time, make the same determination relative to all Travelport subscribers. Travelport represents that over the (***) preceding the Agreement Date, none of (***) (each, a “Major Air Vendor”) has been (***). Travelport shall not use this Section 5.B to circumvent the intent of this Agreement in an effort to reduce its payment obligations to Subscriber under this Agreement. Notwithstanding any other provision in this Agreement, as between the Parties, in no event during the Term may any Major Air Vendor be classified as (***) for purposes of this Agreement.

6.	Flexibility

Commencing as of the Contract Effective Date, the following provisions will apply:

A.    General. Except as otherwise specified in this Agreement, Orbitz shall have no volume commitments to Travelport nor shall Orbitz be subject to any exclusivity requirements relative to Travelport whatsoever. Toward this end, except as otherwise specified in this Agreement, Orbitz shall have complete flexibility to determine when and where it shall send its volume, be it to a Travelport System or to any Alternative Distribution Channel. Notwithstanding the foregoing, Orbitz commits

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as provided in the following sections of this Section 6:

B.    Orbitz Commitments.

(1)    During (***), Orbitz will comply with the provisions in Section 2 of Attachment H.

(2)    During (***), Orbitz will process on the Travelport System, using commercially reasonable efforts to do so on a reasonably even basis, a number of Segments that is sufficient to generate at least the number of Value Units equal to the Annual Value Unit Commitment for that Contract Year. In addition, during the period from (***), Orbitz will process on the Travelport System, on a schedule determined by OWW, (***). For the avoidance of doubt, in any given Contract Year during this period, Orbitz may choose to process on a Travelport System Segments (***).

In addition, for the avoidance of doubt, any Value Unit generated in a given Contract Year that is above the Annual Value Unit Commitment for that Contract Year, will not (***).

Notwithstanding any other provision in this Agreement, the sole and exclusive remedy of Travelport for any breach by Subscriber of the provisions in this Section 6.B shall be the payment of shortfall fees as set forth in Section II.A of Attachment A, and Travelport may not terminate this Agreement or seek any other form of remedy for any breach by Subscriber of the provisions in this Section 6.B.

C.    Direct Connections. Prior to January 1, 2015, Orbitz will not, except as otherwise expressly provided herein, make bookings through any direct connect relationships other than its Supplier Link relationships in effect as of the Agreement Date. Thereafter, in addition to its existing Supplier Link relationships, Orbitz may, at its option, make bookings through any Alternative Distribution Channel, including through any direct connect relationship with any air carrier or air carriers, but Orbitz will remain at all relevant times subject to the commitments in Section 6.B above.

D.    Alternative Distribution Channels. Orbitz may, in its sole discretion but subject to the provisions in Section 6.B above, process any or all of its reservations on Alternative Distribution Channels, which for the avoidance of doubt include without limitation, global distribution systems other than the Travelport System or any direct connects with Vendors.

7.	Content

Travelport shall provide Subscriber with the content warranty expressed in Section 8.A(iii). Beginning on the Agreement Date, Travelport may not target or discriminate against Orbitz versus (***), with respect to the Participation Fees that Travelport charges Vendors in Vendor agreements, and Travelport may not mention or refer to Orbitz or otherwise include Orbitz-related language in any Vendor agreements without Subscriber’s prior written consent after full disclosure of such language and relevant contextual details. For so long as Orbitz processes (***) on the Travelport System, if Orbitz requests that Travelport make available through a Travelport System any applicable content, such as ancillary content, that Orbitz acquires from such carrier, then Travelport will use commercially reasonable efforts to make such content available to Orbitz through such Travelport System for use by Orbitz in connection with its various websites within a commercially reasonable time after receiving the request from Orbitz. Notwithstanding any other provision in this Agreement but subject to the following provisions of this Section 7, in no event shall Subscriber be responsible to pay Travelport, in any given month during (***), any additional fees (including as set forth in Attachment A, Section II.A.), penalties, damages or other amounts in the event that such fees, penalties, damages or other amounts are attributable to GDS bookings

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that were not processed on the Travelport System after a Materiality Trigger (as defined below) because to make those bookings Subscriber was required to use an Alternative Distribution Channel to access Material Content (as defined below) that was not at that time available in a Travelport System. For purposes of this Section 7, (i) “Materiality Trigger” means an instance where Material Content was not available through a Travelport System for a period of (***), and (ii) “Material Content” means a Vendor’s (or Vendors’) content that is generally available through GDSs and is sufficient so that, in the 3-month period immediately preceding the month in which the Materiality Trigger occurred, the Segments made using that content comprised on average each month (***)% of all the segments booked by Subscriber (whether on a Travelport System or an Alternative Distribution Channel). So, for example, in the event of a Materiality Trigger, (***). The determination of (i) the scope of such diverted segments will be, for segments on each affected Vendor, based on the percentage of that Vendor’s segments being processed by Subscriber on the Travelport System to that Vendor’s segments being processed on all GDSs (including the Travelport System), as determined on the basis of the segments processed during the calendar month immediately preceding the month in which the Materiality Trigger occurs; and (ii) the mix of such diverted segments will be, for segments on each affected air Vendor, based on the mix of segments for that air Vendor being processed on the Travelport System during the calendar month immediately preceding the month in which the Materiality Trigger occurs.

8.	Representations, Warranties and Covenants

A.    Travelport Warranties. Travelport represents, warrants and covenants that:

(i)Rights in the Travelport System. (x) it is the owner or authorized licensee of the software contained in or provided with the Travelport System; (y) it has the right to provide the Products and Services to Subscriber, including without limitation access to the Travelport System to Subscriber for use in accordance with this Agreement; and (z) it has the right to use any and all Intellectual Property associated with its provision of, and to provide Subscriber and its Affiliates with, the Products and Services, including without limitation the System Software, in each case for all uses contemplated under this Agreement, and such uses will not infringe upon or misappropriate any proprietary rights, including the IP Rights, of any third party. Travelport will defend, indemnify and hold Subscriber harmless against any third party claim due solely to an alleged breach of Section 8.A(i) subject to the indemnification procedures described in Section 11.C.

(ii)    System Software Warranty. Travelport warrants that during the Term and any Transition Services Period (1) all then current, unmodified versions of the System Software will operate as stated in the applicable specifications as delivered by Travelport to Subscriber, and (2) all then current modified versions of the System Software will operate in the manner intended and be free of any material or systemic defects, to the extent the modification or modifications were made by Travelport, its Affiliates, contractors or others over whom Travelport has control. Upon any Subscriber notification to Travelport in writing of a material defect in any System Software, Travelport will confirm the existence of such defect with Subscriber’s reasonable cooperation, and then either correct or replace (with functionally equivalent software) any defective System Software within a commercially reasonable timeframe under the circumstances, taking into account the priority and criticality of the defect to Orbitz. The remedies available under this Section are exclusive of any other remedy, new or hereafter existing at law, in equity, by statute or otherwise for breach of this Section.

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(iii)    Content Warranty. At all times during the Term and any Transition Services Period, Travelport warrants that it shall provide to Subscriber and its Affiliates via the Products and Services all Public Content that Travelport and its Affiliates provide or make available to (***) as and when Travelport and/or its Affiliates make such Public Content available to (***).

(iv)    Accuracy Warranty. At all times during the Term and any Transition Services Period, Travelport warrants that the Content provided via the Travelport System in connection with this Agreement is reasonably accurate and complete. Without limiting the generality of the foregoing, Travelport shall ensure that the accuracy and completeness of any and all information and data related to the services provided by it to Subscriber and/or any Authorized Users hereunder retains the level of accuracy that such content, information and data had when received by Travelport from the applicable supplier, except to the extent any inaccuracy or lack of information is attributable to the acts or omissions of Subscriber or an Affiliate of Subscriber. In the event that any Content as presented through the Travelport System is inaccurate or incomplete, then Travelport shall as soon as reasonably practicable upon becoming aware of the inaccuracy or incompleteness, correct the inaccuracy or incompleteness. In the event that either Party becomes aware of the inaccuracy of any content, information or data related to the Content, such Party will promptly notify the other Party and both Parties shall use commercially reasonable efforts and diligently work to correct the inaccuracy and mitigate the effects of such inaccuracy.

B.    Travelport Covenants.

(i)    Financial Statements. If and when Travelport Limited ceases to file periodic financial statements with the SEC and for so long thereafter as Orbitz processes at least (***)% of its travel reservations on the Travelport System, Travelport will provide OWW with the same financial statements that Travelport Limited or its direct or indirect parents periodically provide to its/their debt holders when Travelport Limited or its direct or indirect parents provide them to such debt holders. OWW agrees to treat such financial statements as Confidential Information of Travelport.

(ii)Service Delivery Continuity Standards. Throughout the Term, Travelport will maintain a secure data processing facility and will make nightly copies of data and store such data at a separate, secure location, nightly. Travelport will maintain a service delivery continuity plan during the Term. The design and level of component redundancy of the facility, network connectivity, and deployed systems contained in the service delivery continuity plan will be sufficient to ensure that Travelport can continue to fulfill its obligations under this Agreement following a potential disruption of service, disaster, or interruption of its ordinary business process, but excluding the complete destruction of the facility. Travelport’s service delivery continuity plan will have a recovery time objective of 24 hours.

(iii)Disaster Recovery. During the Term and any Transition Services Period Travelport will maintain disaster prevention and recovery capabilities that are at least comparable to its current capabilities as described on Attachment E.

C.    Warranty Exclusions. EXCEPT TO THE EXTENT WARRANTED ABOVE, TRAVELPORT (i) MAKES NO OTHER WARRANTY WITH RESPECT TO THE PRODUCTS AND SERVICES PROVIDED PURSUANT TO THIS AGREEMENT; (ii) MAKES NO WARRANTY WHATSOEVER WITH RESPECT TO THIRD PARTY PRODUCTS USED BY SUBSCRIBER, THE CONTENT OFFERED IN THE TRAVELPORT SYSTEM, OR VENDORS PARTICIPATING IN THE TRAVELPORT SYSTEM; AND (iii) EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

D.    OWW Representations, Warranties and Covenants. OWW represents, warrants and covenants that:

(i)At all times during the Term and any Transition Services Period, each current Location and current Orbitz Worldwide Agency is owned or Controlled by OWW (or if a Location

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is not owned or Controlled by OWW or its Affiliates, OWW or its Affiliates may use the Location as contemplated hereunder) and OWW has the authority to enter into this Agreement on behalf of each current and future Orbitz Worldwide Agency including, but not limited to, Orbitz, LLC, Cheaptickets, OFB, Neat, and ebookers.

E.    Mutual Warranty. Each Party represents and warrants that its execution of this Agreement and the exercise of its rights and the performance of its obligations hereunder does not constitute and will not result in any breach of any agreement to which it is a party.

9.	Limitation of Liability

SUBJECT TO SECTION 9.B BELOW, ANY LIABILITY OF EITHER PARTY ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER BASED ON CONTRACT, TORT, NEGLIGENCE, INTENDED CONDUCT, STRICT LIABILITY, OR OTHERWISE WILL BE LIMITED TO THE OTHER PARTY’S ACTUAL, DIRECT DAMAGES AND WILL BE SUBJECT TO THE FOLLOWING:

A.    EXCEPT FOR DAMAGES RESULTING FROM THE LIABLE PARTY’S BREACH OF A PAYMENT OBLIGATION HEREUNDER, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, INTENTIONAL MISREPRESENTATION OR INDEMNIFICATION OBLIGATION HEREUNDER, THE AMOUNT OF DAMAGES RECOVERABLE AGAINST, ON THE LIABILITY PARTY FOR ALL EVENTS, ACTS, AND OMISSIONS WILL NOT EXCEED, IN THE AGGREGATE, THE SUM OF $(***).

B.    EXCEPT FOR PAYMENT OF AMOUNTS THAT BECOME DUE UNDER THIS AGREEMENT, IN NO EVENT WILL THE LIABLE PARTY BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, EXCEPTING DAMAGES ARISING OUT OF THE LIABLE PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN THIS AGREEMENT.

10.	Term and Termination; Transition and Run-Off Services

A.    Term. This Agreement is effective for a period of time (“Term”) that will commence upon the Contract Effective Date and will continue until December 31, 2018 or such earlier date upon which this Agreement may be terminated as set forth in this Agreement.

B.    Termination. Either Party (the “Terminating Party”) may terminate this Agreement upon (***) written notice (or earlier if for failure to timely pay as set forth in (v) below) to the other Party (the “Defaulting Party”) and may also pursue any and all legal and equitable remedies available to the terminating party if any of the following occurs (each, an “Event of Default”): (i) a Defaulting Party is subject to any insolvency proceeding or seeks formal protection against creditors under any applicable law that is reasonably likely to impede its ability to perform its obligations under this Agreement; (ii) a receiver or custodian of a Defaulting Party’s assets is appointed; (iii) a Defaulting Party ceases to do business or otherwise ceases or suspends operations for reasons other than an event of Force Majeure; (iv) the Defaulting Party commits a material breach of any obligations under this Agreement or any addenda, attachment, schedule or amendment to this Agreement (other than payment obligations, which are addressed in (v) below), and either (a) the breach is not cured within (***) from the date that the Defaulting Party receives the Terminating Party’s written notice of the breach, or (b) a cure of the breach is impossible or impracticable; (v) the Defaulting Party fails to remit any payment when due and the failure is not cured within (***) after receiving the Terminating Party’s written notice of the breach (which notice must be given by way of email in compliance with the provisions of Section 22.B, and emailed, in addition to the individuals specified in Section 22.B, to the Defaulting Party’s Chief Executive Officer and Chief Financial Officer at email addresses for each as set forth in Section 22.B or as changed in accordance with Section 22.C), in which case the Terminating Party may terminate this Agreement immediately upon providing the Defaulting Party prior written notice of the termination; or (vi) if performance of this Agreement by the Terminating Party or any of its Affiliates would constitute a material violation of

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any applicable laws, ordinances, or regulations. Either Party’s failure to exercise its termination rights in an effort to avoid termination will not constitute a waiver of such Party’s right to terminate this Agreement. For purposes of items (i) and (ii) above in this paragraph, a “Defaulting Party” in the case of Travelport shall also include Travelport Limited, a Bermuda company, and in the case of OWW shall also include Orbitz Worldwide, Inc., a Delaware corporation.

C.    Transition Services. Upon the expiration of the Term, or upon the termination of this Agreement by Subscriber in accordance with the Section 10.B above, Travelport shall continue to provide the services under this Agreement, beginning upon any such termination or expiration and continuing for a period of up to (***) as elected by Orbitz (the “Transition Services Period”). Services during the Transition Period shall be performed, and the Parties shall be obligated, in accordance with the terms and conditions of this Agreement in effect immediately prior to such termination or expiration.

D.    Cooperation with Migration. Prior to the end of the Term or any Transition Services Period, and, if requested by Orbitz, for a reasonable time thereafter, Travelport will, at no additional charge other than as specifically provided herein, cooperate with Orbitz and any successor service provider selected by Orbitz to facilitate the orderly transfer of the performance of the services provided by Travelport to the successor service provider. If and to the extent that such cooperation requires Travelport to use resources after the end of the Term or any Transition Services Period or otherwise requires resources in addition to the those then regularly utilized in performing the services, then Orbitz will pay Travelport mutually agreed amounts for such resources.

E.    Survival. Notwithstanding anything to the contrary in this Agreement, provisions of this Agreement which by their nature and intent should survive expiration or termination, including, but not limited to, confidentiality, damages, limitation of liability, software or access license restrictions and risk of loss will survive expiration or termination of the Agreement for any reason.

11.	Indemnification

A.    Mutual Indemnification. Each Party (“Indemnitor”) will indemnify, defend, and hold harmless the other Party, its parents, affiliates and subsidiaries, and their respective officers, directors, employees, agents, successors and assigns (each an “Indemnitee”), from and against any and all third party losses, costs, damages, claims, demands, expenses and liabilities, including but not limited to reasonable attorneys’ fees, costs and related expenses, that may be threatened against or incurred by an Indemnitee solely as a result of any injuries or deaths of persons, or the loss or loss of use of, damage to, or destruction of physical property, arising out of or related to the negligence, willful misconduct, or breach of this Agreement, including the provisions of Section 12, by (i) if the Indemnitor is OWW, any Orbitz Worldwide Agency, Subscriber, or Authorized User or its or their agents, representatives, contractors or subcontractors, and (ii) if the Indemnitor is Travelport, any Travelport Group Company or its or their agents, representatives, contractors or subcontractors.

B.    Additional Indemnification by Subscriber. Subscriber will indemnify, defend, and hold harmless each Travelport Indemnitee from and against any and all third party losses, costs, damages, claims, demands, expenses and liabilities, including reasonable attorneys' fees, costs and related expenses, that may be incurred by the Travelport Indemnitee solely as a result of (i) Subscriber's misuse of the Products and Services or a Travelport System, (ii) Subscriber’s use of a Third Party Product, or (iii) Subscriber’s provision of travel services and/or products to Subscriber’s customers.

C.    Indemnification Procedures. Any party claiming indemnification pursuant to this Section 11 or Section 8.A(i) will give the applicable Indemnitor prompt written notice of the applicable third party claim and will reasonably cooperate with the Indemnitor, at the Indemnitor’s cost and expense, in the defense of the claim. The Indemnitor will have sole authority to defend or settle the claim, provided such defense or settlement does not prejudice any rights of or incur any cost on behalf of any Indemnitee. An Indemnitor may not settle a claim in a manner that adversely affects an

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Indemnitee without the Indemnitee’s prior written consent which will not be unreasonably withheld. Each Party, as an Indemnitee, shall be permitted to retain its own counsel to participate in the defense of any claim, which participation shall be at the Indemnitee’s expense unless the Indemnitor fails to competently or diligently defend against such claim, in which event such participation shall be at the expense of the Indemnitor.

12.	Confidentiality

A.    Confidential Information. Effective as of the Agreement Date, each Party agrees to hold Confidential Information of the other Party in trust and confidence and not to disclose it to any person, firm or enterprise, or use it (directly or indirectly) for its own benefit or for the benefit of any independent third party, unless authorized by this Agreement or by the other Party in writing, and even then, to limit access to and disclosure of the Confidential Information to its employees and representatives on a “need to know” basis only. Notwithstanding the preceding, each Party may disclose all information contained in passenger name records and traveler profiles if required to do so by law or court order, or requested by a governmental or law enforcement agency, and to its accountants and attorneys and other professional advisers on a “need to know” basis only, as a direct result of such request/requirement, as applicable. The Parties agree that the terms of this Agreement are Confidential Information of each Party but in no event will the terms of this Agreement be deemed a trade secret of a Party. Each Party may share the terms of this Agreement with its accountants, lawyers and other professional advisers on a “need to know” basis only. Each Party acknowledges and agrees that the other Party may be required to file this Agreement and any amendments hereto with the United States Securities and Exchange Commission (“SEC”) or other governmental agencies. The Parties will each use all commercially reasonable efforts to obtain confidential treatment for any and all financial terms of this Agreement, as amended from time to time, from the SEC and any other governmental agency, law enforcement authority, regulatory body, or judicial authority.

B.    Legal Requirements; Other Needs. Notwithstanding Section 12.A, after using all commercially reasonable efforts to comply with the provisions of Section 12A, either Party may disclose any Confidential Information of the other Party that the first Party is required to disclose pursuant to a requirement of a governmental agency or law enforcement authority or regulatory body or by judicial decision, so long as the first Party provides the other Party with reasonable advance prior written notice of such requirement and reasonably cooperates with any actions the other Party may take to eliminate or restrict the required disclosure.

C.    No License Rights. No express or implied rights or license are granted by the disclosure of Confidential Information by one Party to the other Party pursuant to, under and in connection with this Agreement other than as specifically expressed in this Agreement. THE RECIPIENT PARTY UNDERSTANDS THAT THE DISCLOSING PARTY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING THOSE OF MERCHANTABILITY, SATISFACTORY QUALITY, AND FITNESS FOR A PARTICULAR PURPOSE), WITH RESPECT TO CONFIDENTIAL INFORMATION other than as specifically expressed in this Agreement.

D.    Data Protection. Each Party will at all times: (a) comply with applicable Data Protection Laws; and (b) will not do, or cause or permit to be done, anything that may cause or otherwise result in a breach of applicable Data Protection Laws. Travelport will comply at all times with the terms and conditions in Attachment C.

E.    Use with Participating Vendors. Subscriber agrees that the Travelport Group Companies will have the right to extract, use and send to the participating Vendor involved in the relevant transaction, for the sole purpose of facilitating such transaction, any data that Subscriber enters into the Travelport System in respect of bookings made by Subscriber. This data includes but is not limited to Personal Data, airports of departure and arrival, times of departure and arrival and class of seat booked.

F.    Use of Product Data. Notwithstanding the provisions of this Section 12, to the extent permitted by all applicable and relevant laws, Travelport will have the right to extract Product

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Data and to disclose (including sell) and send Product Data to third parties, provided that (i) for third parties other than Vendors, the Product Data will not include Orbitz-identifiable data, and (ii) the use of Product Data will at all times be in accordance with applicable laws.

G.    Inappropriate Data. Each Party will use commercially reasonable efforts to ensure that, in the case of Subscriber, any data supplied by Subscriber to Travelport (whether stored on or sent over the Travelport System or otherwise pursuant to this Agreement), and in the case of Travelport, any data supplied by Travelport to Subscriber (whether stored on or sent over the Travelport System or otherwise pursuant to this Agreement), in each case does not contain anything obscene, offensive or defamatory, or which is in breach of any laws or regulations.

H.    Use of Trademarks for Marketing. Neither Party will acquire under this Agreement a right to use, and may not use in any advertising, publicity, public announcement, marketing, press release or promotion, without the other Party’s prior written consent in each instance, the names, characters, artwork, designs, trade names, trademarks or service marks of the other Party.

I.    Personal Data. Without limiting the generality of Attachment C, each Party will use reasonable precautions to protect the security and integrity of Personal Data and will comply with all applicable laws governing the treatment of Personal Data. When Subscriber uses the Travelport System to arrange travel, Subscriber will give appropriate notices to the traveler that comply with applicable privacy laws, rules and regulations including the fact that Personal Data will be disclosed to travel service providers.

13.	CRS Regulations

In countries subject to the CRS Regulations, Subscriber agrees to comply with the applicable CRS Regulations and not to manipulate data supplied by the Travelport System in a manner that would result in the inaccurate, misleading or discriminating presentation of information to its customers in a manner contrary to the CRS Regulations.

14.	Governing Law and Arbitration

A.    Governing Law. This Agreement and any disputes, claims, or controversies arising out of, under, or in connection with this Agreement will be governed by, construed, interpreted and enforced according to the laws of the State of Illinois, without regard to its conflicts of laws principles.

B.     Arbitration. Any dispute, claim or controversy (“Dispute”) arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, that cannot be resolved by agreement between the Parties within (***) after either Party gives the other Party written notice to resolve the Dispute shall be determined by arbitration with JAMS being the administrator and using the JAMS Comprehensive Arbitration Rules & Procedures including the JAMS Expedited Arbitration Procedures (collectively, the “Rules”), except that the following agreed terms shall apply in lieu of any contrary Rules:
(i)    The number of arbitrators for any arbitration between the parties shall be three. Each Party shall nominate one arbitrator for confirmation by JAMS, and each of such arbitrators shall be neutral and independent of the appointing party and make disclosures to all parties and JAMS sufficient to confirm the same. If a Party fails to nominate an arbitrator within the time period specified by the JAMS Rules, the JAMS Court of Arbitration shall appoint an arbitrator for that Party. The arbitrators nominated by (or on behalf of) the Parties shall, within (***) after their confirmation by the JAMS Court of Arbitration, agree on a third arbitrator who shall act as the chairman. The third arbitrator shall be neutral and shall have at least five (5) years of relevant experience. If possible, such third arbitrator shall also have experience in the resolution of contract disputes.
(ii)    The language of the arbitration shall be English.
(iii)    The decision of the arbitrators shall be final, conclusive and binding on the Parties. Any court or authority of competent jurisdiction may enforce any award rendered by the arbitrators. The Parties hereby consent to the personal jurisdiction and venue of the Circuit Court of Cook County, Illinois for any

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confirmation, enforcement, collection or other actions related to the arbitration award.
(iv)    The place of the arbitration shall be Chicago, IL and the hearing itself shall occur in Chicago, Illinois.
(v)    Any monetary award shall be denominated in US Dollars.
(vi)    The arbitrators shall be strictly bound to follow the terms and conditions of this Agreement including, but not limited to, all warranty disclaimers and limitations of liability provided herein.
(vii)    In any arbitration arising out of or related to this Agreement, the arbitrators may, in their discretion, award to the prevailing party all or any portion of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the arbitration.
(viii)    The parties shall maintain the confidential nature of the arbitration proceeding (including all discovery if any) and the award, including the Hearing, except as may be necessary to prepare for or conduct the arbitration hearing on the merits, or except as may be necessary in connection with a court application for a preliminary remedy, a judicial challenge to an award or its enforcement, or unless otherwise required by law or judicial decision.

Notwithstanding the foregoing, nothing in this Agreement shall prohibit a Party from seeking temporary injunctive relief in a court of competent jurisdiction sitting in Cook County, Illinois and the parties consent and submit to the personal jurisdiction of such courts for the purpose of any such action and all proceedings related thereto.

15.	Assignment; Change Of Control; Non-Circumvention

A.    Assignment. The Agreement may not be assigned by either Party without the prior written consent of the other Party, provided that the Agreement may be assigned upon written notice (i) by Travelport to a Travelport Group Company or by OWW to an Orbitz Worldwide Agency; (ii) to the acquiring or surviving entity in connection with a merger, acquisition, restructuring or sale of all or substantially all assets of either Party; or (iii) as necessary to effectuate the change of control and non-circumvention requirements set forth below, in each case above, so long as the assignee is not a direct competitor of the non-assigning Party and the assignee assumes the assignor’s duties/obligations under this Agreement.

B.    Change of Control. The Agreement will survive any Change of Control of either Party or any of its related entities and will be binding upon successors, assigns and future owners of any of the foregoing.

C.    Non-Use/Use of a Travelport System by Orbitz Acquisition.

(i)    Non-Travelport System User. In the event that any new business achieved by way of an Orbitz Acquisition is not then a Travelport System user, then Orbitz may, upon advance written notice from Orbitz and in Orbitz’s sole discretion, elect to process some or all of the reservations associated with that new business on the Travelport System and may begin to do so within a commercially reasonable timeframe after having giving notice to Travelport of its election. Thereafter, any reservations processed on the Travelport System that are associated with such new business shall be deemed Segments.

(ii)    Travelport System User. In the event that any new business achieved by way of an Orbitz Acquisition is already utilizing the Travelport System and at the time of the Orbitz Acquisition the remaining term of such new business’s agreement with Travelport is (***), then Orbitz may, upon advance written notice from Orbitz and in Orbitz’s sole discretion, elect to process the reservations associated with that new business under the terms of this Agreement and may begin to do so within a commercially reasonable timeframe after giving such notice. Thereafter, any reservations associated with such new business shall be deemed Segments.

D.    Non-Circumvention. Neither Party will, directly or indirectly, take or fail to take, nor permit any Travelport Group Company, as to Travelport, or any Orbitz Worldwide Agency, as to OWW, to take or fail to take, any action with the intent or effect of avoiding or otherwise circumventing any provision of, or the intent of the Parties in entering into, this Agreement, including, without limitation, the foregoing assignment and Change of Control provisions.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

E.    Change in Circumstances. In the event either Party changes its business model in a material manner, that Party agrees that it will negotiate in good faith and agrees to equitably adjust the financial and other applicable provisions of this Agreement in a manner reasonably acceptable to the other Party to reflect this change in circumstances. With respect to OWW, this provision is applicable only to material changes in the Orbitz business model that is, at the applicable time during that period, relevant to the Orbitz business running through the Travelport System at that time in accordance with the terms of this Agreement. Examples of a material change in OWW’s business model include converting from a traditional online travel agent to a meta-search site or discontinuing any material business line such as the booking of air, hotel, or car offerings.

16.	Audit Rights

(***), Subscriber and Travelport will each have the right, upon at least (***) prior written notice to the other Party, to audit the records and other information collected, generated or maintained by the other and its affiliates in connection with the Products and Services provided and used pursuant to this Agreement. Any such audit will be conducted during normal business hours and for the purpose of determining the other Party’s compliance with this Agreement. The Party conducting the audit will pay for all costs of such audit, including the cost of all reports and any other information supplied by the other Party, provided that in the event an audit reveals a discrepancy between amounts paid and amounts due (or other measurable obligation) of greater than (***)% during any calendar year, then the audited Party will reimburse the auditing Party for the reasonable costs of the audit. Information disclosed to the auditing Party or to its auditing representative in the course of any such audit will be subject to the confidentiality requirements of this Agreement. Any and all such audits will be conducted through independent auditors mutually agreed by the Parties.

17.	Insurance Requirements of Travelport

A.Coverage. Travelport agrees to provide, within (***) of the Agreement Date, and to maintain in effect at all times during the Term and any Transition Services Period, at Travelport’s sole expense, the following minimum insurance coverage to protect OWW from any liability which may arise out of or result from the products and services provided by or operations of Travelport under this Agreement:

(1)    Employer’s Liability Insurance and Worker’s Compensation Insurance including coverage for occupational injury, illness and disease, and other similar social insurance in accordance with the Laws of the country, state or territory exercising jurisdiction over the employee with minimum limits per employee and per event of $(***) or the minimum limits required by Law.

(2)    Commercial General Liability Insurance written on an occurrence form including coverage for bodily injury, property damage, products and completed operations, personal injury, advertising injury and contractual liabilities arising out of any and all products and services provided by Travelport under this Agreement with minimum limits of $(***) per occurrence and $(***) annual aggregate. The policy will include OWW, its subsidiaries, directors, officers, employees, agents and affiliates as Additional Insured.
(3)    All-Risk Property Insurance covering Travelport’s real and personal property on a replacement cost basis. Policy shall also include business interruption and extra expense coverage in an amount adequate (but at a minimum $(***) limit) to ensure that Travelport can replace all data center equipment in the event of a covered loss.

(4)    Commercial Crime Insurance including blanket coverage for Employee Dishonesty and Computer Fraud, for loss or damage arising out of or in connection with any fraudulent or dishonest acts committed by the employees of Travelport, acting alone or in collusion with others, including the property and funds of others in their possession, care, custody or control, with a minimum limit per event of $(***), and annual aggregate.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(5)    Professional Liability Insurance (including cybersecurity and privacy) coverage of not less than $(***) each claim and annual aggregate for liabilities arising out of the acts, errors, or omissions of Travelport while performing or failing to perform its professional services provided under this Agreement. The policy shall include OWW, its subsidiaries, directors, officers, employees, agents and affiliates as Additional Insured for liabilities arising in whole or in part from the acts, omissions or operations of Travelport and shall apply as primary to and non-contributory with any insurance maintained by such additional insured as respects such liabilities.

(6)    Umbrella/Excess Liability with policy limits of not less than $(***) per occurrence and annual aggregate, as excess over general liability. In addition to including the general policy provisions required below, the terms and conditions of the policy must be at least as broad as the underlying general liability policies required herein, including, but not limited to, including OWW, its subsidiaries, directors, officers, employees, agents and affiliates as additional insured where required.

B.    Policy Requirements. All insurance coverages shall be primary and non-contributory with respect to any other insurance or self insurance which may be maintained by OWW, its subsidiaries, directors, officers, employees, agents and Affiliates. All coverage required, excluding the Professional Liability policy and Crime policy, shall also include a waiver of subrogation and a waiver of any insured-versus-insured exclusion regarding OWW, its subsidiaries, directors, officers, employees, agents and affiliates. Notice of cancellation or non-renewal will be provided per the terms of the policies. To the extent any coverage is written on a claims-made basis, it shall have a retroactive date prior to the effective date of this Agreement and shall be maintained for a period of at least three (3) years after the expiration or termination of this Agreement. Travelport shall cause its insurers or their authorized agent to provide certificates of insurance evidencing the required coverage.

C.    Rating. All insurance policies shall be issued by companies licensed to do business in the country, state or territory where the Services are delivered or the operations are performed and must be rated “A-” “X” or better by A.M. Best.

18.	Account Support

Travelport will provide Subscriber, at Travelport’s cost and expense, a full-time employee (“Account Manager”) for the purposes of account support and management with respect to the Products and Services.

19.	Cooperation

The Parties will cooperate and facilitate discussions with Vendors with the goal of making Vendors and their Content available in the Travelport System and of ensuring that any Vendor Content made available to the Orbitz Worldwide Agencies is also made available to the Travelport System, even where such Content may be restricted to the Orbitz Worldwide Agencies.

20.	Service Levels

During the Term, Travelport shall meet or exceed all of the service level requirements set forth in Attachment D and incorporated by reference into this Agreement. Without limiting the foregoing, if at any time Subscriber has good faith concerns with the uptime, response times or other support provided by Travelport, the Parties will, at the request of Subscriber, engage in good faith discussions, first at the account management team level and subsequently, if needed, at the senior executive level, in an effort to agree upon a corrective course of action to remedy Subscriber's concerns within a reasonable period of time after the request is made. .Without limiting the provisions above in this paragraph, Travelport shall at all times use commercially reasonable efforts to provide service levels to each of the Orbitz websites (including those websites of the Distribution Partners) that meet or exceed the service levels that Travelport provides to each website of any other online travel agency using a Travelport System. So long as Travelport is using commercially reasonable efforts to meet such service level requirements and to implement any such corrective course of action, any failure of Travelport to meet any such service level requirements will not (a) be considered a breach of this Agreement, or (b) entitle Subscriber to any compensation or damages in addition to the

Service Credits specified in Attachment D. Notwithstanding any other provision in this Agreement, if a Material Service Level Failure occurs at any time during the Term or any Transition Services Period, then Subscriber may

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

migrate any or all of its would-be Segments to an Alternative Distribution Channel and, subject to the provisions of the following sentence, not be responsible for paying any damages, penalties or any other compensation to Travelport therefor, including any shortfall fees as set forth in Section II.A of Attachment A. Subject to the provisions below in this Section 20, when Travelport resolves the Material Service Level Failure, Travelport shall give written notice to Subscriber of such resolution and Subscriber must as soon as commercially reasonable, but in any event within (***) thereafter either redirect to the Travelport System any Segment volume that was so migrated or become responsible for any shortfall fees to the extent they are eventually incurred as set forth in Section II.A of Attachment A. If and when Subscriber migrates to an Alternative Distribution Channel any segments as a result of a Material Service Level Failure and that migration makes it commercially unreasonable for Orbitz to book on the Travelport System sufficient Segments to meet any Annual Value Unit Commitment or Flex Value Unit Commitment, then Orbitz may report to Travelport any segments so migrated that could not be replaced by Orbitz using commercially reasonable efforts (“Service Level Diverted Segments”), and the Value Units associated with the Service Level Diverted Segments shall count toward Orbitz’s Annual Value Unit Commitment and Flex Value Unit Commitment (as applicable) as if such Service Level Diverted Segments had been booked on a Travelport System. The determination of (i) the scope of Service Level Diverted Segments will be, for segments on each affected Vendor, based on the percentage of that Vendor’s segments being processed by Subscriber on the Travelport System to that Vendor’s segments being processed by Subscriber on all GDSs (including the Travelport System), as determined on the basis of the segments processed during the calendar month immediately preceding the month in which the Material Service Level Failure occurs; and (ii) the mix of Service Level Diverted Segments will be, for segments on each affected air Vendor, based on the mix of segments for that air Vendor being processed on the Travelport System during the calendar month immediately preceding the month in which the Material Service Level Failure occurs. For purposes of this Section, a “Material Service Level Failure” means, for reasons other than a Force Majeure, a Severity Level 1 Problem, as defined in Attachment D, that continues and is un-resolved for longer than the restoration period specified in Attachment D. Without limiting the provisions above in this paragraph, Travelport shall at all times use commercially reasonable efforts to provide service levels to each of the Orbitz websites (including those websites of the Distribution Partners) that meet or exceed the service levels that Travelport provides to each website of any other online travel agency using a Travelport GDS.

21.	Subscriber Terms and Conditions Commitment

Travelport will provide the Products and Services on commercial terms and conditions not less favorable overall than the overall terms and conditions offered by Travelport to any other U.S. online travel agency delivering equivalent or lesser segment volumes. In determining the relative favorability of the overall terms and conditions, Travelport may also consider factors such as geographic and business (corporate vs. leisure) mix.

22.	Notice

A.    Notice Requirements. Every notice, request, demand or other communication requiring notice under this Agreement will be in the English language, will be made in writing, and will be deemed to have been received: (i) immediately, in the case of an e-mail, unless it is not transmitted within normal business hours of a business day in the location at which the addressee resides, in which case it will be deemed to have been received at the opening of business on the next such business day; and will be confirmed by sending a copy of such e-mail by overnight express courier within 24 hours of transmission; (ii) on delivery, in the case of a letter delivered in person; (iii) (***) after delivery to the courier in the case of a letter sent by express courier; and (iv) (***) after the date when such communication is mailed with postage prepaid.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

For the avoidance of doubt, a Defaulting Party will be deemed to have received the Terminating Party’s written notice of breach for purposes of Section 10.B. above upon the receipt by any one of the addressees of the notice.

B.    Addresses. All notices permitted or required to be given hereunder, and any legal proceedings concerning or arising out of this Agreement shall be delivered or sent to the applicable Party as follows:

To Travelport:    Travelport, LP
300 Galleria Parkway
Atlanta, GA 30339
Attn: Chief Commercial Officer

Email: Kurt.Ekert@travelport.com

With a copy to the General Counsel at the same physical address and at the following email address: Eric.Bock@travelport.com

For purposes of Section 10.B(v) above, the email addresses for Travelport’s CEO and CFO are as follows:
CEO: Gordon.Wilson@travelport.com
CFO: Philip.Emery@travelport.com

To Orbitz:        Orbitz Worldwide, LLC
500 W. Madison10th Floor
Chicago, Illinois 60661
Attn: President and CEO

Email: barneyh@orbitz.com

With a copy to the General Counsel at the same physical address and at the following email address: jim.rogers@orbitz.com

For purposes of Section 10.B(v) above, the email addresses for OWW’s CEO and CFO are as follows:
CEO: barneyh@orbitz.com
CFO: mike.randolfi@orbitz.com

C.    Change of Address. Either Party may change its mailing address or any of the email addresses of its representatives for purposes of this Section 22 by giving the other Party prior written notice of the new address and the date upon which it will become effective.

23.	Force Majeure

A.    Force Majeure Events. Neither Party will be deemed to be in breach of this Agreement or liable for any delays in performing or failure to perform any of its obligations under this Agreement as contemplated hereunder if the delay or failure was due to a cause beyond the reasonable control of, and was not caused by the fault or negligence of, the non-performing Party (including acts of God, war or threat of war, civil unrest or commotion, natural or nuclear disaster, epidemic, terrorist activity, explosion, fire, flood, adverse weather conditions, telecommunications line failures, strike, labor dispute, work stoppage, any act or order of central or local government, or of any law enforcement or quasi-legal or judicial authority, or acts or omissions of any telecommunications supplier) (“Force Majeure”).

B.    Willful Acts or Negligence. Notwithstanding the foregoing, a Party may not claim as Force Majeure the willful act or negligence of or failure to take all reasonable precautions by that Party.

C.    Notice of Force Majeure. If either Party is prevented or delayed in the performance of any of its obligations under this Agreement by Force Majeure, that Party will forthwith serve notice in writing on the other Party specifying the nature and extent of the circumstances giving rise to Force Majeure, and will, subject to service of such notice

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and having taken all reasonable steps to avoid such prevention or delay and subject to Section 23.F below, have no liability in respect of the performance of such of its obligations as are prevented by the Force Majeure during the continuation of such Force Majeure, and for such time after they cease as is necessary for that Party, using all reasonable endeavors, to recommence its affected operations in order for it to perform its obligations.

D.    Postponement of Performance. If a Force Majeure occurs, the date(s) for performance (by either Party) of the obligations affected will be postponed for so long as is (and to the extent that it is) reasonably made necessary by the continuation of such Force Majeure.

E.    Termination. If performance of any material obligation of either Party pursuant to, under and in connection with this Agreement is excused as contemplated by Section 23.A above for longer than 3 months, then either Party will have the right to terminate this Agreement forthwith on written notice to the other, in which case neither Party will have any liability to the other except that rights and liabilities which accrued prior to such termination will continue to subsist.

F.    Closing of Force Majeure Event. The Party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement by reason of Force Majeure will use reasonable endeavors without hereby being obliged to incur any expenditure or cost to bring the Force Majeure to a close or to find a solution by which the Agreement may be performed despite the continuance of the Force Majeure event.

24.	General

A.    Trade Sanctions. Each Party acknowledges that the ability of the other Party to perform under this Agreement is subject to compliance by such other Party and its Affiliates with applicable laws, rules and regulations, including but not limited to applicable trade sanctions implemented at the local, regional, and international level (collectively, “Trade Sanctions”). Each Party agrees that any refusal or failure by the other Party to perform hereunder on account of compliance with Trade Sanctions or other legal requirements shall not constitute a breach of any obligation under this Agreement.

B.    2007 Agreement. Those certain provisions of the 2007 Agreement as set forth (and as some have been modified) on Attachment H shall remain in effect through (***). Except as otherwise expressly provided herein, all terms and conditions in the 2007 Agreement, shall be deemed null and void as of the Agreement Date and wholly superseded by the terms of this Agreement.

C.    Relationship of Parties. Nothing in this Agreement is intended or will be construed to create any agency, partnership or joint venture relationship between the Parties.

D.    No Waiver. No waiver of any provision or breach of this Agreement will constitute a waiver of any other provision or subsequent breach.

E.    Enforceability. If any provision of this Agreement, in any respect, is either held to be invalid, illegal, or unenforceable by any court or competent authority; or rendered invalid, illegal, or unenforceable by the introduction of, or change in, any statute, regulation, applicable code or other ordinance, then such provision will be deemed deleted from this Agreement without prejudice to the remaining provisions hereof, which will continue in full force and effect notwithstanding such deletion, and Travelport and Subscriber will thereupon negotiate in good faith a substitute provision that is valid, legal and enforceable and most closely equates to the intention of the Parties as contemplated by this Agreement.

F.    Attorneys’ Fees. In the event of any permitted litigation relating to this Agreement, the prevailing Party will be entitled to receive from the other Party reimbursement of the prevailing Party’s reasonable attorneys' fees, expenses and court costs.

G.    Equitable Relief. Each Party agrees that the Products and Services to be provided by Travelport in this Agreement, the direct connect commitments made by Orbitz in Section 6.C, and the responsibilities of both Parties in Section 12 are unique and that each Party is agreeing to obligations to the other, the breach of which (other than the failure to pay money when due) would cause irreparable injury to the other Party for which money damages

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would not constitute an adequate remedy. Accordingly, each Party agrees that in the event of a breach by it of its obligations to the other specified above (other than an obligation to pay money) it consents to the entry of a decree of specific performance against it and agrees not to interpose any objection that money damages constitute an adequate remedy.

25.	Entire Agreement

This Agreement, together with any and all attachments, constitutes the entire agreement and understanding of the Parties regarding the subject matter of this Agreement and, as of the Contract Effective Date, except as otherwise provided herein supersedes all prior written and oral agreements between the Parties on this subject matter, provided that such supersession will not relieve either Party of its obligations to pay any amounts due pursuant to any prior agreement. This Agreement may be modified only by written agreement of the Parties. In the event that the provisions of an attachment conflict with any terms herein, then the provisions of the attachment will control.

26.	Prior Claims; Travelport Shareholder Waiver

A.    Neither Party shall pursue, and each Party releases the other Party, including the other Party’s Affiliates, and its and their officers, directors, employees, agents, assigns and representatives, from OFB Claims and Letter of Credit Claims. For the avoidance of doubt, this means that Travelport shall not seek reimbursement of any amounts paid by it in connection with any of the OFB Claims. In addition, neither Party shall pursue (and each Party shall cause its Affiliates not to pursue), and each Party releases the other Party (and each Party shall cause its Affiliates to release the other Party), including the other Party’s Affiliates, and its and their officers, directors, employees, agents, assigns and representatives, from any other Claims of which it is aware as of the Agreement Date that it or its Affiliates may have against the other Party or its Affiliates under the 2007 Agreement, and from any other breach of contract Claims of which it has Actual Knowledge as of the Agreement Date that it or its Affiliates may have against the other Party or its Affiliates under any other Included Agreement between the Parties or their Affiliates, except as follows: (i) the Parties are aware of, and nothing in this Section 26.A is intended to release, any Claims, counterclaims, and defenses between the Parties and their respective Affiliates in connection with the CEATS, Inc. litigation, and (ii) nothing in this Section 26.A is intended to release any Claims, counterclaims, and defenses between the Parties and their respective Affiliates in connection with B2C Liabilities, as defined in the Separation Agreement referenced in subsection (1) below. The above waiver includes Claims for amounts a Party believes it is owed by the other Party under the 2007 Agreement as of the Agreement Date, or of which it has Actual Knowledge under any Included Agreement as of the Agreement Date, other than ordinary course amounts in the current billing cycle between the Parties. As used above:
(1)    “Included Agreement” means each of the following agreements, each as amended prior to the Agreement Date: (i) Separation Agreement dated July 25, 2007 between Travelport Limited and Orbitz Worldwide, Inc.; (ii) Master License Agreement dated July 23, 2007 by and among Galileo International Technology, LLC, Galileo International, LLC, Orbitz, LLC, ebookers Limited, Donvand Limited, Travelport for Business, Inc., Orbitz Development, LLC, and Neat Group Corporation; and (iii) Travelport Traversa Value Add Reseller Agreement dated September 2, 2008, and Term Sheet dated July 25, 2011, between Travelport, LP, Travelport Global Distribution System B.V., Orbitz LLC, and Orbitz for Business Inc.
(2)    “Actual Knowledge” of a Claim by a Party means the actual knowledge by one of the Designated Individuals for that Party about the Claim itself, and not just knowledge of individual facts which, if not considered together, would not individually amount to the Claim.
(3)    “Designated Individual” means:
(a)    With respect to Travelport, each of (***).
(b)    With respect to Orbitz, each of (***).

B.    During the Term and until the Release Date as defined below, Travelport shall not and shall cause its Affiliates (including without limitation TDS Investor (Luxembourg) S.a.r.l.) not to condition any approvals, votes or consents as a shareholder of Orbitz Worldwide, Inc. (whether such approval, vote or consent rights are granted under the Certificate of Incorporation of Orbitz Worldwide, Inc. or otherwise) upon a requirement to modify the

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

terms of this Agreement or any other GDS agreement between the Parties and their Affiliates. For purposes of this Section, ”Release Date” means the earlier of (i) the date on which the Travelport Group ceases to beneficially own shares entitled to thirty three and one third percent (33 1/3)% of the votes entitled to be cast by the then outstanding capital stock of Orbitz Worldwide, Inc., or (ii) the date upon which a Competitor of Travelport (together with its Affiliates) owns at least the same amount of Orbitz Worldwide, Inc. stock as the Travelport Group.

27.	Attachments

This Agreement includes the following attachments, all of which are incorporated in and constitute a part of this Agreement:

☒ Attachment A: Payments
☒ Attachment B: Products and Services Summary
☒ Attachment C: Security Requirements
☒ Attachment D: Service Level Agreement
☒ Attachment E: Travelport Data Center Disaster Prevention and Discovery
☒ Attachment F: Content Continuity Program and Super Access Product; Non-Full Service Level Air Vendors
☒ Attachment G: uAPI Addendum
☒ Attachment H: Additional Terms Through (***)

28.    Cooperation on Disclosure; Press Release. The Parties will cooperate with each other in preparing any press release or SEC disclosures required by their entry into this Agreement, and, subject to each Party’s obligation to comply with applicable laws, rules and regulations, neither Party shall issue any such press release or SEC disclosure without the prior approval of the other.

Each Party represents that it has full corporate power and authority to enter into, and perform its obligations under, this Agreement and all other agreements and instruments contemplated hereby. Execution and delivery of this Agreement, and performance of its obligations hereunder, have been authorized by all necessary corporate or partnership action on its part, and this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

By signing below, each Party acknowledges its acceptance of the terms and conditions of this Agreement and its attachments; provided, however, that this Agreement shall become null and void if it is not executed by both Parties on or before February 7, 2014.

Orbitz Worldwide LLC:	Travelport, LP: By: Travelport Holdings, LLC, as General Partner
Signature:	Signature:
Print Name:	Print Name:
Title:	Title:
Date:	Date:

Travelport Global Distribution System, B.V.:
Signature:
Print Name:
Title:
Date:

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT A

PAYMENTS

I.    General

The economic provisions set forth in this Attachment A will be in effect from the Contract Effective Date through the Term. Note that there are additional economic terms set forth in Attachment H that will be in effect during Contract Year (***).

II.    Segment Incentives and Other Fees

A.    Segment Incentives.

Commencing as of January 1, 2014, the Segment Incentives payable to Orbitz by Travelport will be as follows:

POS	Type of Segment	Segment Incentive
Contract Year
		(***)	(***)
			Lower Tier*	Higher Tier*
(***)	(***)	$(***)	$(***)	$(***)
(***)	(***)	$(***)	$(***)	$(***)
(***)	(***)	$(***)	$(***)	$(***)
(***)	(***)	$(***)	$(***)	$(***)
(***)	(***)	$(***)	$(***)	$(***)
(***)	(***)	$(***)	$(***)	$(***)
(***)	(***)	$(***)	$(***)	$(***)
*    For Contract Year 2015 and each subsequent Contract Year, (i) the Segment Incentives in the Lower Tier column will be payable for Segments made in Phase I of that Contract Year, and (ii) the Segment Incentives in the Higher Tier column will be payable for Segments made in Phase II of that Contract Year. For the avoidance of doubt, the Segment Incentives in the Higher Tier column do not apply on a “Segment 1” basis to all Segments made in the applicable Contract Year.
**    These rates are subject to the following exceptions:
(1)    During Contract Year 2014, these rates will not apply for Segments on (***) made using the Worldspan GDS and instead the Segment Incentive rate will be $(***).
(2)    During Contract Year 2014, these rates will not apply for Segments on (***) made using the Apollo GDS and instead the rates set forth in Section 3.I of Attachment H will apply for those Segments.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(3)    During the Term, these rates will not apply for Segments made on (***) and instead the rates set forth in Section V of Attachment B will apply for those Segments.

If (***), the Orbitz Worldwide Agencies materially breach the commitments in Section 2 of Attachment H, then Orbitz will pay Travelport a shortfall fee of $(***) for each Segment by which the actual number of Segments made in (***) is less than the number of Segments that would have been made in (***) if the Orbitz Worldwide Agencies had not breached the commitments in Section 2 of Attachment H and, notwithstanding any other provision in the Agreement, such payment shall be Travelport’s sole and exclusive remedy for any violation or violations by Orbitz of the terms and conditions in Section 2 of Attachment H.

(***), in which the Orbitz Worldwide Agencies fail to make the number of Segments necessary to generate the number of Value Units equal to the Annual Value Unit Commitment for that Contract Year, Orbitz will pay Travelport a shortfall fee of $(***) for each Value Unit by which the actual number of Value Units generated in that Contract Year is less than the Annual Value Unit Commitment for that Contract Year. In addition, if during the period from (***), the Orbitz Worldwide Agencies fail to make the number of Segments necessary to generate the number of Incremental Value Units equal to the Flex Value Unit Commitment, Orbitz will pay Travelport a shortfall fee of $(***) for each Value Unit by which the actual number of Incremental Value Units generated during that period is less than the Flex Value Unit Commitment. Notwithstanding any other provision in the Agreement, the payments described in this paragraph shall be Travelport’s sole and exclusive remedy for any violation or violations by Orbitz of the terms and conditions in Section 6.B(2).

B.    (***) for (***) Segments. Commencing as of (***): (1) the applicable Orbitz Domestic Agency will notify Travelport of each air Vendor domiciled in (***) (each, an “Eligible Air Vendor”)) that is or has become a (***) and of the Segments on that air Vendor’s flights that will be (***); and (2) an Orbitz Domestic Agency may switch to or from a (***) with any Eligible Air Vendor as and when it and the Eligible Air Vendor agree in accordance with the below provisions. The applicable Orbitz Domestic Agencies will be provided access to the Travelport System and associated products and support services under this Agreement for the purposes of enabling the Orbitz Domestic Agency to make (***). As part of an Orbitz Domestic Agency’s Wholesale Relationship with an Eligible Air Vendor and in exchange for the (***) Fees payable to Travelport pursuant to this Section, Travelport may not directly or indirectly receive from such air Vendor any Participation Fee relating to any (***) on that air Vendor; provided, however, that Travelport shall not be prevented from receiving any ancillary product fee (such as a fee for checked bags), advertising, marketing or data-related fee otherwise payable by the air Vendor to Travelport. Insofar as that Eligible Air Vendor is concerned, Orbitz and such air Vendor will arrange between themselves all incentive payments for (***) on that air Vendor. In the event an Orbitz Domestic Agency desires to enter into a (***) with any Eligible Air Vendor, it may do so upon giving (***) prior written notice to Travelport, and Travelport will use commercially reasonable efforts to (***). Unless otherwise mutually agreed, the (***) shall be implemented effective as of the (***) after the (***). Travelport may not do or fail to do anything that limits, disincents or prohibits (***). Orbitz may terminate a (***) with an Eligible Air Vendor at any time upon (***) prior written notice to Travelport, at which time Travelport will use commercially reasonable efforts (***) as may be

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necessary to give effect to this change and (***). Unless otherwise mutually agreed, the termination of the (***) shall be effective as of (***). When such termination becomes effective and assuming Travelport (***). Notwithstanding the foregoing provisions of this Section II, for each (***), (i) Travelport will not be required to (***), and (ii) (***):

Air Carrier	Contract Year
	(***)	(***)
		Phase I*	Phase II*
(***)	$(***)	$(***)	$(***)
(***)	$(***)	$(***)	$(***)
(***)	$(***)	$(***)	$(***)
*    For Contract Year (***) and each subsequent Contract Year:
(1)    The (***) in the Phase I column will be payable for each (***) made in Phase I of that Contract Year. In addition, at the end of Phase I (which could be the end of that Contract Year), the Parties will determine the percentage of the total number of Value Units made in Phase I (counting (***) as (***)) that were (***) and, if that percentage is greater than (***)%, then Subscriber will pay Travelport an additional fee of $(***) for each (***) made in Phase I that is in excess of (***)% of the total number of Value Units made in Phase I (counting (***) as (***)).
(2)    The (***) in the Phase II column will be payable for each (***) made in Phase II of that Contract Year. For the avoidance of doubt, the (***) in the Phase II column does not apply on a “Segment 1” basis to all (***) made in the applicable Contract Year.
Promptly after the end of each applicable Contract Year, the Parties will review the (***) made in that Contract Year and, if necessary, reconcile the (***) paid for that Contract Year so that they conform to the preceding provisions.

The Parties acknowledge and agree that in some cases, an Eligible Air Vendor may be a (***) for Segments made by OFB and a (***) for Segments made by other Orbitz Domestic Agencies (as in the case of (***) where, as of the Agreement Date, it is a (***) for Segments made by OFB but a (***) for all other Segments). In these cases, those Segments with ARCs booked under the (***) with that air Vendor will be deemed to be (***), and those Segments booked with ARCs under the (***) with

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that air-Vendor will not be deemed to be (***). The definition of (***) shall be deemed modified to reflect this nuance.

Unless the Parties otherwise mutually agree, (i) the foregoing provisions of this Section B, will not apply to Segments on flights operated by the (***) but marketed and offered for sale by another carrier (the “Marketing Carrier”) where Travelport charges the Marketing Carrier, rather than the (***), Participation Fees for those Segments, and (ii) in those situations, Travelport will pay Orbitz the Segment Incentives applicable to the Marketing Carrier. With respect to (***), the provisions set forth in Sections 5.B and 5.C of Attachment H will continue to be applicable as long as Travelport and (***)have in effect an agreement consistent with those provisions, and thereafter the Parties will negotiate in good faith to agree upon successor provisions.

C.    Program Fees. Commencing as of (***), Subscriber will pay Travelport for each Segment made for a flight on a CCP Carrier (as that term is defined in Attachment F) or on a SAP Carrier (as that term is defined in Attachment F) a program fee of $(***) per Segment, except that for (***), Subscriber shall not be obligated to pay any such fees until (***). In addition, Orbitz will pay Travelport the following program fees for every Segment created in connection with a POS in (***):

(i)    £(***)on each (***) Segment (active or Passive Segment) booked for the following (***) fare classes: (***); and
(ii)    £(***) on each (***) Segment (active or Passive Segment) booked for the following fare classes: (***).

The fare classes shown above are subject to change from time to time upon agreement between (***) and Travelport provided that Travelport may not make any changes to the fare classes unless such changes are made on a firmwide basis and applied uniformly to all of its similarly situated subscribers. Travelport will provide Subscriber with (***) prior written notice of any such change. The program fees listed above in this Section C are also referred to elsewhere in this Agreement and Attachments as “Program Fees.”

D.    Passive Segment Fees. If at any time during the Term, Orbitz creates Passive Segments, Travelport will notify Orbitz and Orbitz will thereafter either (i) cease creating Passive Segments, or (ii) pay $(***) for any Passive Segment created by Orbitz.

III.    Migration Bonus

If Orbitz migrates all of Orbitz’s travel business in (***) to the Travelport System on or before (***) and commits to keep that business on the Travelport System for the remainder of the Term, then within (***) following the date on which all such travel business has been so migrated, Travelport will pay OWW a migration bonus equal to $(***). After that migration, and notwithstanding the foregoing provisions of this Section III, the Segment Incentive for all air Segments for flights on (***) made by ebookers (***) will be $(***).

IV.    OFB Conversion Bonus (***)

A.OFB Conversion Bonus. In connection with End-to-End Business, from the Agreement Date and through (***), Travelport will pay Orbitz for Business (OFB) a one-time amount of $(***) per Segment (“Conversion Bonus”) for each Segment made by a Converted Corporate Account during the 12-month Reconciliation Period described below. A “Converted Corporate Account” is an OFB End-to-End Business customer that (a) previously used a non-Travelport GDS for corporate bookings, and converts to using a Travelport System and, (b) signs a Travelport Corporate Incentive Agreement (or its equivalent) for a term of at least (***) years.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Within (***) after the full execution of the Corporate Incentive Agreement, Travelport will pay OFB a preliminary Conversion Bonus calculated as follows: $(***) x (number of segments booked by the Converted Corporate Account in the (***) prior to the Corporate Incentive Agreement per a booking report of the prior GDS (“Estimated Converted Bookings”)). Within (***) following the implementation completion date of each Converted Corporate Account Travelport will perform a true-up to reconcile the Converted Corporate Account’s actual converted Segments (“Actual Converted Bookings”) made during the (***) period preceding the true-up (the “Reconciliation Period”) against the Estimated Converted Bookings. If the Actual Converted Bookings are greater than the Estimated Converted Bookings, then the difference will be multiplied by $(***) and such amount will be paid by Travelport to OFB. If the Actual Converted Bookings are less than the Estimated Converted Bookings, then the difference will be multiplied by $(***) and such amount will be paid by OFB to Travelport. For the avoidance of doubt, new corporate business that OFB places on the Travelport System that was previously unmanaged or that was not booked using a non-Travelport GDS is not eligible for the Conversion Bonus set forth in this Section.

B. (***). Orbitz acknowledges that any and all Claims relating to the dispute over the payments by Travelport of the $(***) of OFB have been settled as of the Agreement Date, and OFB agrees that from the Agreement Date through the Term, it is not entitled to any compensation in connection with its (***) account unless otherwise agreed in writing by the Parties after the Agreement Date.

V.    (***) Incentives

1.    (***) Incentive.

A.Each month Travelport will calculate the total number of net hotel segments it billed during the prior month for the services of (***) (as specified in Section VIII.1.B below) booked via the Apollo and Galileo GDSs by all customers subscribing to the (***) GDS, excluding all such segments made through (***)). For each such net hotel segment billed, Travelport will credit Orbitz an incentive (“(***) Incentive”) in the amount of $(***).

B.The (***) Incentive will be paid only on bookings of the following (***) only for so long as (***) are part of the (***). The Parties acknowledge that (***) segments are currently being booked through the (***) code, and as such qualify for the (***), and the Parties anticipate that in the future, such segments may be booked through the (***) code. At such time, Travelport will pay the (***) for (***)segments booked through the (***) code.

C.Any and all (***) Incentives earned each month will be included in and paid at the same time as the monthly reconciliation statements as set forth in Section 4 of this Agreement. Orbitz shall reimburse Travelport for any (***) paid to Orbitz for billed hotel segments as to which Travelport does not receive a booking fee from the (***), provided the reason for the nonpayment is not due directly to any action or inaction on the part of Travelport (e.g., bankruptcy proceedings). The payment of such (***) will continue only for so long as (i) any of (***) specified in Section 1.B above participate in any Travelport GDS. For the avoidance of doubt, if all such (***) cease participation in the Travelport GDS, then the (***) payments hereunder shall automatically cease upon such termination, expiration or cessation date, as the case may be.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

2.    Duration of Incentive Payment. The incentive payment set forth in Section 1 of this Section will terminate upon (a) the termination of both the Room Only Distribution Agreement dated (***) and the Package Distribution Agreement, dated (***), between Orbitz and (***), as amended from time to time (“Distribution Agreements”), or (b) the date either party terminates this Agreement by providing the other party with (***) prior written notice. Orbitz shall promptly notify Travelport when both Distribution Agreements have terminated or expired.

3.    Audit. Each party will have the right to conduct an audit of the other party’s records related to the InterContinental Incentive in accordance with the provisions of Section 16 of this Agreement.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT B

PRODUCTS AND SERVICES SUMMARY

I.    Optional Products and Services. Travelport may offer optional software, products, features, services and content (collectively, “Optional Services”) to Subscriber, subject to such fees, terms and conditions as set forth by Travelport. Additionally, Travelport may not charge additional charges for enhanced Optional Services that may have previously been provided to Subscriber without charge. Subscriber’s use of any of the Optional Services, enhanced or otherwise, constitutes Subscriber’s agreement to pay Travelport its then-current charges and abide by the then-current terms and conditions for such Optional Services. A listing of Optional Services offered at any particular time, including terms and conditions of use, is available at https://eportal.travelport.com. If Subscriber downloads Optional Services from the Travelport download site, Subscriber will pay the fees for the Optional Services effective from the date of download. Travelport may discontinue its provision of any Optional Service upon written notice to Subscriber.

II.    Help Desk. Travelport will provide to Subscriber (***) Help Desk services that are provided to Subscriber as of the Agreement Date at the level that is standard for Travelport’s subscriber base from time to time in each country. For the avoidance of doubt, except to the extent otherwise mutually agreed, Travelport will not be responsible for providing any Help Desk support with respect to any hardware, software, product or service that is not provided by Travelport under this Agreement.

III.    e-Pricing. Use of e-Pricing by Orbitz is limited solely to use with respect to (***). Effective on the Agreement Date, Orbitz shall no longer be obligated to use e-Pricing (other than as set forth in Section 2 of Attachment H) or perform any tests with respect to e-Pricing by the Orbitz Domestic Agencies and the Orbitz International Agencies, and Orbitz shall only be obligated to pay Travelport for (***) using e-Pricing, subject to the terms in Sections A, B and C below.

A.Use of e-Pricing by ebookers. For the use of ePricing by ebookers (other than in the (***)), Orbitz will pay Travelport $(***) for each (***) as described in Section III.C of this Section III by ebookers using ePricing. Orbitz will not pay Travelport for the use of ePricing by ebookers in (***). At any time after (***), Orbitz may discontinue use of e-Pricing for or on behalf of any or all of the ebookers sites upon notice to Travelport without penalty or liability, and with respect to any ebookers sites so discontinued, use any third party shopping tool of Orbitz’s choosing.

B.Use of e-Pricing by Neat Partners and Orbitz for Business Partners. Orbitz may, for or on behalf of its Neat Partners (defined below) and Orbitz for Business corporate customers using Travelport Traversa (“OFB Partners”), use e-Pricing subject to the fees set forth in Section III and Section IV of this Attachment. “Neat Partners” means all private label partners of each Orbitz Worldwide Agency, including, but not limited to, (***) and otherwise as specified by the Parties from time to time for any worldwide point-of-sale.

If Subscriber uses any tier beyond the default tier in e-Pricing (i.e., if Subscriber chooses to use any tier that offers query returns of (***) or more pricing options), Subscriber will pay Travelport $(***) for each (***) resulting from the use of such e-Pricing as calculated in Section III.C below and (a) generated by OFB Partners; or (b) created on a Neat Partner private label website; for each sale of travel services provided directly by an Orbitz Worldwide Agency for which such e-Pricing is used.

At any time, Orbitz may discontinue use of e-Pricing for or on behalf of any or all of the Neat Partners and/or OFB Partners upon notice to Travelport without penalty or liability and Orbitz may (1) with respect to any Neat Partner(s) so discontinued, revert back to using the Travelport fare shopping tool that it was using immediately prior to its use of e-Pricing (“Prior Shopping Tool”) for such Neat Partner(s) upon the

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

same terms and conditions as were in place for the Prior Shopping Tool at such time, provided the Prior Shopping Tool is still available for use by Travelport customers; or (2) with respect to any Neat Partner(s) and/or OFB Partner(s) so discontinued, use any third party shopping tool of Orbitz’s choosing.

C.Determination of the Number of (***).

1.
No later than (***) following the end of each calendar month: (i) Subscriber will prepare and deliver to Travelport a determination of the total (***) in such calendar month on a Travelport GDS by ebookers, Neat Partners and Orbitz for Business Partners using e-Pricing (the “OWW Determination”), together with reasonably detailed and itemized documentation substantiating the OWW Determination; and (b) Travelport will prepare a determination of the total (***) created in such calendar month by ebookers using e-Pricing (the “Travelport Determination”).

2.	Following receipt by Travelport of the OWW Determination, Travelport will reconcile its books and records and will invoice OWW monthly in arrears as follows:

a.	If the difference between the OWW Determination and the Travelport Determination is (***)%, then Travelport will invoice OWW an amount equal to (i) $(***), multiplied by (ii) the OWW Determination.

b.
If the difference between the OWW Determination and the Travelport Determination is (***)%, then Travelport will invoice OWW an amount equal to (i) $(***), multiplied by (ii) the sum of (A) the OWW Determination and (B) the amount by which the Travelport Determination (***).

IV.    Excess Message Fees.
(a)    General Messages. Commencing as of (***), Travelport will provide Subscriber the number of General Messages set forth in the table in section (c) below (“Allowed General Messages”) for each Segment generated through the Travelport System, and Subscriber will pay Travelport the excess General Message fees set forth in the table in section (c) below (“Excess General Message Fees”) for each General Message generated through the Travelport System by Subscriber in a calendar month in excess of the Allowed General Message limit set forth in the table in section (c) below. If the General Messages exceed the number of Allowed General Messages for each Segment, Travelport will work in good faith with Subscriber so that Subscriber can take actions to bring the General Message rate to below the Allowed General Message limit. Each month, Travelport will provide Subscriber with reports providing the number of General Messages for the month then ended, in such detail as Subscriber may reasonably request.
(b)    e-Pricing Messages. Commencing as of (***), Travelport will provide Subscriber the number of e-Pricing Messages set forth in the table in section (c) below (“Allowed e-Pricing Messages”) for each Segment generated through the Travelport System, and Subscriber will pay Travelport the excess e-Pricing Message fees set forth in the table in section (c) below (“Excess e-Pricing Message Fees”) for each e-Pricing Message generated through the Travelport System by Subscriber in a calendar month in excess of the Allowed e-Pricing Message limit set forth in the table in section (c) below. Travelport will work in good faith to develop a technical solution to materially reduce e-Pricing Messages per Segment relative to meta-search queries and will work in good faith with Subscriber so that Subscriber can take actions to bring the e-Pricing Message rate to below the Allowed e-Pricing Message limit. Each month, Travelport will provide Subscriber with reports providing the number of e-Pricing Messages for the month then ended, in such detail as Subscriber may reasonably request.
(c)    The number of Allowed General Messages and Allowed e-Pricing Messages for each Segment, and the Excess General Message Fee and Excess e-Pricing Message Fee, are as follows:

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Message Type	Number of Allowed Messages* for Each Segment	Excess Message Fee
General Messages	(***)	$(***)
e-Pricing Messages	(***)	$(***)
* The Allowed Messages for General Messages include Messages generated for all Segments worldwide. In determining the Allowed Messages for e-Pricing Messages, only Messages and Segments generated in countries where e-Pricing is used by (***) and only Messages and Segments generated where e-Pricing is used by (***) will be taken into consideration.
(d)    For purposes of this Section IV:
“Message” means any inquiry, request, command or other transaction with the Travelport System generated by Subscriber manually or by way of any automated programs, but excludes messages relating to: (i) printer acknowledgments or answer backs; (ii) global reference system entries (HELP and INFO); and (iii) navigation messages beginning with “m” (e.g., Move Up/Move Down (MU, MD) entries).

“General Message” means any Message other than an e-Pricing Message.

“e-Pricing Message” means any Message that accesses or initiates Power Shopper, Power Pricing or any similar functionality that finds the lowest or most suitable fare within the Travelport System, and any Message that accesses or initiates a flexible shopping option or any similar functionality that finds airfares within the Travelport System based on specified flexible travel dates or flexible origin or destination airports.

Travelport will determine the number of Messages solely by Travelport’s books and records, subject to Subscriber’s audit rights under Section 16 of this Agreement.

Subscriber may not carry Allowed Messages for any Message type forward or backward to any other calendar month. Subscriber is not entitled to any credit against past or future Message charges for failure to use all of its Allowed Messages for such Message type within a given calendar month.

Subscriber will provide commercially reasonable prior written notice to Travelport of any event that Subscriber expects may have a material increase on the number of General Messages or e-Pricing Messages made by Subscriber, including but not limited to, new code or changes to existing code launched by Subscriber, Subscriber’s entrance into new markets, or Subscriber’s advertising/marketing campaigns. Subscriber will use commercially reasonable efforts to ensure that Subscriber’s code operates with the Travelport System in the most efficient way possible to avoid excessive Messages.

V.    (***) Content. On a monthly basis, Travelport will calculate the total number of reservation segments made by Subscriber via the Travelport System on (***), and for each (***) Segment, (***) a fee equal to $(***). For avoidance of doubt, other than the foregoing and any fees set forth in this Agreement, there are no additional fees payable to (***) in connection with the (***) Segments.

Subject to the last sentence in this paragraph, (***) under this Agreement for any (***) Segments, regardless of (***). However, for all other purposes, (***). Travelport reserves the right to introduce a charge for any (***) made by (***) in the

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Travelport System upon prior written notice to Subscriber. If (***).

Complete access to (***) Content via the Travelport System is conditioned upon (***).

Subject to the limitations and restrictions imposed on (***), Travelport shall make available to (***), its affiliates, corporate customers and channel partners all of (***). Travelport will perform the development work required to provide (***) with the above (***),(***) in a timely manner and will, on an ongoing basis, use commercially reasonably efforts to make Releases available to (***) in a timely manner, at all times acting in good faith, taking into consideration the importance to (***) of being able to remain competitive in its offerings of (***) products and services relative to those of its competitors. For purposes of the foregoing, a “Release” means any new update, upgrade, version, feature, functionality, content or the like that is made available by (***) to (***) and that (***). Travelport will notify Subscriber upon receiving each Release from (***) and will, in the notice, estimate when Travelport will complete the work necessary to make the Release available to (***). For the avoidance of doubt, Travelport will continue to make available to (***) in the Travelport System, the same (***).

If, for any reason, Travelport is unable, or believes that it may become unable, to make any of the above-mentioned (***) available in any Travelport System, it will notify Subscriber and describe, in reasonable detail, the (***) together with the expected duration of their lack of availability, and shall provide Subscriber with such other related information as Subscriber may reasonably request. Subscriber acknowledges that (***) must approve requests for (***).

VI.    e-Tracker Version 2.0. Travelport grants to ebookers a limited, non-exclusive, non-assignable, non-transferable, right to access and use eTracker solely for ebookers’ own business purposes and otherwise on the terms and conditions contained in this Agreement. For purposes of this Attachment, “eTracker” means Travelport’s e-Tracker™ product (including without limitation any and all bug fixes, updates, modifications and releases thereto that are generally provided by Travelport to its customers without additional charge).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Subscriber will require ebookers to pay to Travelport the e-Tracker Access Charge and the e-Tracker Per Ticket Charge as set out below:

e-Tracker Access Charge Per (***)	$(***)month
e-Tracker (***) Charge	(***)

“e-Tracker Access Charge” means the fee set out in the chart above, which is payable by ebookers to Travelport on a monthly basis for each country in which e-Tracker is used by ebookers. For the avoidance of doubt, this $(***) fee for any given month is a total amount for unlimited access to e-Tracker that month in a given country.

“e-Tracker Per Ticket Charge” means the fee set out in the chart above, which is payable by ebookers to Travelport on a monthly basis for each ticket actually issued by ebookers on a Pseudo City Code for which e-Tracker is enabled. An additional transaction fee of $(***) will be applied for each ticket issued and for each void or “void and reissue” (i.e., each exchange) made at the call center level where the issuance, void, or void and reissuance by ebookers of the applicable ticket is on a Pseudo City Code for which e-Tracker is enabled, but there will not be any fee for refunds or any other transactions made at the call center level.

Travelport will invoice ebookers the e-Tracker Access Charge and e-Tracker Per Ticket Charge (including but not limited to the fees for use of e-Tracker for the period monthly in arrears, such invoices shall be payable in accordance with Section 4 of the Agreement. The e-Tracker Per Ticket Charge shall be payable notwithstanding the fact that the relevant ticket may be subsequently cancelled or voided. For each billing cycle, the invoice shall be accompanied by a reasonably detailed report which shall at a minimum include, per pseudo city code, the number of tickets issued (during that cycle) for which e-Tracker was enabled.

Travelport reserves the right to limit and/or interrupt access to e-Tracker by ebookers, as provided in this Agreement, in order to carry out scheduled or unscheduled maintenance work or to modify or update e-Tracker. Travelport shall provide a minimum of seven (7) days prior written notice of scheduled maintenance, modification or updates to e-Tracker. All scheduled maintenance, modifications and updates shall be performed by Travelport in the ordinary course and in a manner consistent with its past practices of performing such maintenance, modifications and updates for e-Tracker. Travelport shall use reasonable business efforts to address and resolve any issues giving rise to unscheduled maintenance of e-Tracker in such a manner so as to minimize, to the extent reasonably possible, any adverse impact on ebookers’ use and access of e-Tracker as provided in this Agreement.

ebookers will maintain the minimum hardware, software, and connectivity bandwidth requirements so as to enable access of e-Tracker via a URL supporting Internet Explorer.

VII.    Flex Shopping. Subscriber will use Travelport’s Flex Shopping Tier 3 (***) product in the (***) at the rate of $(***) per (***). All Flex Shopping Messages are charged from the first Flex Shopping Message in the online environment.

A “Flex Shopping Message” means any inquiry, request, command or other transaction with the Travelport System generated by Subscriber using Travelport’s Flex Shopping product, whether generated manually or by way of an automated program, but excludes messages relating to: (i) printer acknowledgments or answer backs; (ii) global reference system entries (HELP and INFO); and (iii) navigation messages beginning with “m” (e.g., Move Up/Move Down (MU, MD) entries).

Travelport will determine the number of Flex Shopping Messages based solely on Travelport’s books and records subject to Subscriber’s audit rights under Section 16 of this Agreement.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

VIII.    Rapid Reprice and XML FLIFO. Subscriber will pay the following charges for use of Travelport’s Rapid Reprice product with any Travelport GDS and XML FLIFO product with the Worldspan GDS:

RAPID REPRICE®	$(***)

XML FLIFO
Annual Fee	$(***)
Per XML FLIFO message	$(***)

IX.    Globalware. Travelport will provide the following additional Services to Subscriber (for use by it and the Orbitz Worldwide Agencies) at the fees set forth below. Subscriber will pay Travelport such amounts due within 30 days of invoice date.

Qty	Optional Products and Services	One-Time Per Unit Fee	Monthly Fees	One-Time Fees	Customer Number
1	GlobalWare Multi-user first seat	$(***)	$(***)	$(***)	(***)
2	GlobalWare Multi-user additional seat	$(***)	$(***)	$(***)	$(***)

X.    Galileo Web Services. (***), Travelport hereby grants to Subscriber a limited, non-exclusive, non-transferable, non-assignable, license to access and use the Galileo Web Services and including any related developer tools, and to sublicense the foregoing rights to access and use but only to those third party developers whom Subscriber has previously used as of the Agreement Date or to third party developers pre-approved by Travelport (Travelport’s approval not to be unreasonably withheld), and who first agree to be bound by the confidentiality provisions in this Agreement. As used above, “Galileo Web Services” means an application program interface provided by Travelport that enables subscribers to build an interface such as a website, connected to the Travelport GDS.

XI.    Net Fare Manager.
1.    License. Travelport grants to ebookers a limited, non-exclusive, non-assignable, non-transferable, right to access and use, and to allow ebookers Authorized Users to access and use, Travelport’s Net Fare Manager™ product (including without limitation any and all bug fixes, updates, modifications and releases that are provided by Travelport to its customers without additional charge) solely for ebookers’ own business purposes and otherwise on the terms and conditions contained in this Section XI. Subscriber will take all reasonable precautions to prevent any unauthorized use of Net Fare Manager, and any sign-on identities assigned to ebookers.
2.    Definitions. For purposes of this Section XI:
“Agency Accounts” means the user access accounts and designated secure environments to be created and configured by ebookers.
“ebookers” means ebookers Limited and its Affiliates that are based in Europe. As of the Agreement Date, these Affiliates are Flightbookers Ltd, ebookers.ie Ltd, La Compagnie Des Voyages SAS, ebookers.nl B.V., ebookers.com Deutschland GmbH, ebookers.com SA, Oy ebookers Finland Ltd, and ebookers Scandinavia AB.
“ebookers Authorized User” means any employee, agent or sub-contractor of ebookers authorized by Subscriber to submit, load, and manipulate Negotiated Private Fares for and on behalf of ebookers via Net Fare Manager.
“Negotiated Private Fares” means fares negotiated between Subscriber and Vendors.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

“Net Fare Manager” means Travelport’s web-based tool that allows ebookers to view and manage new, updated and discontinuing tariffs and rules for CAT25 and CAT35 Negotiated Private Fares via ebookers’ PCC.
3.    Agency Accounts.
A.    Travelport will assign to ebookers an administration uniform resource locator for use by ebookers to create the Agency Accounts.
B.    Subscriber is responsible, at its sole cost and expense, for creating, maintaining, controlling and configuring the Agency Accounts, including assigning such Agency Accounts to such ebookers Authorized Users as Subscriber may determine.
C.    Subscriber acknowledges that any failure to create or configure, or defect in the creation or configuration of, the Agency Accounts may adversely affect ebookers’ use of Net Fare Manager, and use of and connection to, and in particular the ability to create any bookings on or via, the Travelport System.
D.    Subscriber agrees that the Agency Accounts, including user information, log-in details and passwords are Travelport’s Confidential Information for the purposes of this Agreement.
E.    Subscriber is solely responsible for maintaining login names and passwords assigned by Travelport to ebookers and the use of ebookers’ login names and passwords and Agency Accounts by ebookers Authorized Users or otherwise.
4.    Subscriber Responsibilities.
A.    Subscriber’s access to Net Fare Manager is conditioned on Subscriber’s completion of Travelport’s mandatory training for use of the Net Fare Manager product. Travelport will provide Subscriber with web-based virtual training at a fee equal to £(***) for a maximum of (***) participants.
B.    Subscriber acknowledges that ebookers’, and the ebookers Authorized Users’, use of Net Fare Manager and Agency Accounts requires the use of Subscriber’s own internet communications connection. Subscriber is responsible, at its sole cost and expense, for selecting, obtaining, installing, supporting, maintaining, and configuring all components of such connection and user access, including selecting, obtaining, installing, maintaining and configuring an appropriate browsing package.
C.    Subscriber acknowledges that a deficient internet communications connection or other user access could result in lost data and may adversely affect ebookers’ and the ebookers Authorized Users’ use of Net Fare Manager and the Agency Accounts and the use of, and connection to, and in particular the ability to load, submit and manipulate Negotiated Private Fares in the Travelport System.
D.    ebookers’ and the ebookers Authorized Users’ use of Net Fare Manager and the Agency Accounts are, in addition to these terms and conditions and this Agreement, subject to, and conditioned on, any terms of use including those incorporated into the Net Fare Manager website maintained by Travelport. Subscriber will, and will ensure that all ebookers Authorized Users, comply with all such terms and conditions of use.
E.    Subscriber acknowledges and agrees that Subscriber is responsible for all acts and omissions of each ebookers Authorized User in its use or access of Net Fare Manager. Subscriber is responsible for any loss, damage, expense, claim or cost that Subscriber or Travelport may suffer as a result of Subscriber creating improper distribution groups.
F.    If Subscriber uses any uploading function available as part of Net Fare Manager, it will do so at its sole risk, and it will be solely responsible for: (i) reviewing all fares, whether Negotiated Private Fares or other fares and data, prior to submitting or uploading any such fares to the Travelport 360 Fares database; (ii) testing each such fare before distributing or otherwise making available such fares on the

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Travelport System; and (iii) ensuring the accuracy of fares.
G.    Subscriber acknowledges that information made available to Subscriber via Net Fare Manager is provided by vendors of travel-related products or services, and Subscriber agrees that Travelport will have no liability to it, and will hold Travelport harmless, in the event that any information supplied is incorrect or otherwise inaccurate in any way.
5.    Fees and Charges.
A.    In consideration of the grant of access to and use of Net Fare Manager as set forth in this Section XI, Subscriber will pay to Travelport the Net Fare Manager monthly charges as set forth below:

Number of Users Accessing as of the Agreement Date	Monthly Charge Per PCC
(***)	£ (***) €(***)
B.    Travelport will invoice the Net Fare Manager charges as provided in this Agreement. If Subscriber uses Net Fare Manager in any calendar month, either before or after the Agreement Date, Subscriber will be invoiced for the entire calendar month.
6.    Updates.
Travelport may enhance, discontinue, modify or replace Net Fare Manager at Travelport’s discretion at any time, using automatic updating technology or otherwise, with (***) prior written notice to Subscriber.
7.    Discontinuance.
Subscriber may discontinue use of Net Fare Manager by providing Travelport with (***) prior written notice.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT C

SECURITY REQUIREMENTS

1.    General. If Travelport will have access to credit card information in connection with this Agreement, Travelport shall: (i) be Payment Card Industry (“PCI”) compliant, and perform the services in accordance with all PCI requirements; and (ii) annually, during the Term, upon request provide Orbitz with its PCI Report on Compliance.
In addition, Travelport agrees to implement appropriate security controls to protect the confidentiality, integrity and availability of information assets. Key requirements are as follows:

1.1.	(***).

1.2.	(***).

1.3.	(***).

1.4.	(***).

2.    Personal Data. Travelport shall hold all Orbitz Personal Data in the strictest of confidence, and protect such information in accordance with the confidentiality provisions set forth in this Agreement and applicable law. For the avoidance of doubt, Travelport’s obligation to hold Personal Data in the strictest of confidence includes:

2.1.	(***).

2.2	(***);

2.3	(***); and
2.4 (***).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT D
SERVICE LEVEL AGREEMENT (“SLA”)

1.	SLA DEFINITIONS

Capitalized terms not otherwise defined below or herein shall have the meaning given such terms in the Agreement.
“Agreement” means the Subscriber Services Agreement to which this Attachment is attached.
(***).
“Monthly Minimum Service Level” shall mean the minimum service level to be provided on a monthly basis for each Service Level metric.
“Outage” shall mean the period of time during which a Failure exists. This period of time ends when (***).
“Payment” shall mean, for each Travelport System, the Segment Incentives, net of any applicable Program Fees, payable with respect to that Travelport System.
“Problem Notification Time” shall mean the earliest of (***).
“Problem Resolution Time” shall mean the time when Travelport notifies Orbitz that the Problem is resolved.
“Root Cause Analysis” (RCA) shall mean the final report conducted and submitted by Travelport to Orbitz which identifies and communicates the sequence of events surrounding a Failure, as well as presents the conclusion of the root cause of the Failure.
“Scheduled Downtime” shall mean an interruption of Travelport Service Availability (***).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

“Service Credit” shall mean the amount that Travelport shall credit to Orbitz in the event of a Service Level Failure as specified in Section 5.1 below.
“Service Level Failure” shall mean an event when the level of service received falls below the Monthly Minimum Service Level for any reason within the reasonable control of Travelport.
“Severity Level” shall mean the designation of a problem as defined in Table A.
“Severity Level 1 Problem” shall mean a problem that is designated as having a Severity Level of 1 in accordance with Table A.
“Severity Level 2 Problem” shall mean a problem that is designated as having a Severity Level of 2 in accordance with Table A.
“Travelport Service Availability” shall mean the percentage of time, (***).
“Travelport System” shall have the meaning given to it in Section 1 of the Agreement. For the avoidance of doubt, any lack of content or functionality due to any Subscriber or Distribution Partner website or application having not been certified by Travelport for use in connection with the uAPI will not result in any Service Level Failure, Service Credit, or other liability under the Agreement.
“Unscheduled Downtime” shall mean any period of time, other than Scheduled Downtime, when a Travelport System is not capable of performing its intended Orbitz functions for any reason within the reasonable control of Travelport, to be tracked by the minute and to be rounded up to the nearest minute per incident.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

2.    SERVICE LEVELS
The following Table A sets forth for each Travelport System (1) the individual service levels measured, (2) the Monthly Minimum Service Levels, and (3) the Service Credits.
Problem Severity and service metrics are outlined in Section 3, Table B.
Where Service Credits are applicable, Service Credits will be applied, in accordance with Section 5.1 below, should Travelport’s actual performance fall below the given Monthly Minimum Service Levels:
Table A

Service Level Name	Service Metric Definition	Comments	Calculation	Monthly Minimum Service Level	Service Credit
(***)	(***)	(***).	For each Travelport System: (***). Example: (***)	(***)	Subject to Section 5.1, (***).
(***)	(***)	Travelport will provide (***). Specific details of exact transaction structure will be determined as noted in Section 4.	(***)	(***)	Subject to Section 5.1, (***).
(***)	(***)	(***)	(***)	(***)	Subject to Section 5.1, (***).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Service Level Name	Service Metric Definition	Comments	Calculation	Monthly Minimum Service Level	Service Credit
(***)	(***)	(***)	(***): (***):	(***)	Subject to Section 5.1, (***).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

3.    Problem Severity and Service Metrics
If requested by Orbitz and agreed to by Travelport (such agreement not to be unreasonably withheld), the Severity Level of a problem may be changed in response to changes in problem impact and/or urgency.
Table B

Incident Severity
Severity Level	Impact	Definition	Business Criteria	Attributes	Service Metrics
					Response Time	Restoration Time	Updates	Incident Report	RCA Report
1	(***)	(***).	• (***). • (***)	(***) .	(***)	(***)	(***)	(***)	(***)
2	(***)	(***).	• (***) • (***)	(***).	(***)	(***)	(***)	(***)	(***)

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

3	(***)	(***)	• (***). • (***) • (***)	(***)	(***)	(***)	(***)	n/a	n/a
4	(***)	(***)	(***).	(***)	(***)	(***)	(***)	n/a	n/a

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

4.    SYSTEM RESPONSE TIME

4.1
Establishment of Service Response Time Levels: For Service Response time indicated in Section 2, Table A, Travelport shall establish a complete end-to-end performance benchmark based on a set of representative transactions for each Travelport System. That benchmark will be used to determine the performance requirements to be agreed upon by Travelport and Orbitz. Travelport will implement redundant monitoring using this representative set to monitor ongoing adherence to agreed-upon performance requirements. The results of this monitoring will be shared with Orbitz monthly. During the (***) days prior to the delivery of the production product, Travelport and Orbitz agree to work together to define and establish the specific measurements and methods of measurement which will be used for Service Response time.

4.2
Service Response Time Baseline: During the period of the initial (***) following the Contract Effective Date, Service Response times will be monitored and measured using the methods agreed upon in Section 4.1 above for each Travelport System. The Parties agree to work together to finalize and establish the Service Response times as the contracted service levels to be incorporated in Section 2, Table A above. Notwithstanding anything herein to the contrary, during this baseline period no Service Response time Service Credits will be assessed.

5.    SERVICE CREDITS

5.1	If Travelport fails to meet a Monthly Minimum Service Level for a Travelport System, as defined in Section 2, Table A, (***).
6.    CONTACT AND ESCALATION PROCEDURES

6.1
Single Point of Contact (SPOC): Both Travelport and Orbitz will provide a SPOC reachable (***) by telephone in case of emergency or immediate technical need who will be able to assist with system, connectivity or application access issues. Such information will be updated and kept current as appropriate.

6.2
Email Notification Address: Both Travelport and Orbitz will provide a single internet Email address to which all formal communications of Outages, impairments or issue status at a technical level will be transmitted. Additional Email addresses can be used for other business needs as deemed necessary. Such information will be updated and kept current as appropriate.

6.3
Escalation Contacts: Both Travelport and Orbitz will provide escalation contacts via either email or telephone or both to be utilized to assist with issues, notifications, prioritization and other tasks as needed during Outage or impairment situations. This should be used solely for this purpose and other channels and contact information will be shared for non-critical or business related communications. Such information will be updated and kept current as appropriate.

7.	SERVICE LEVEL AGREEMENT MANAGEMENT (ADDITIONS, MODIFICATIONS AND DELETIONS)
Either Party may, upon mutual agreement with the other Party evidenced in writing, delete, change, modify all or part of all existing service levels or request new service levels to reflect changes in measurement methodologies or tools, technology, services or Orbitz’s or Travelport ’s business requirements. A written request may be sent at any time and following mutual agreement, evidenced in writing, shall be implemented and fully effective as early as possible and in no more than (***)unless the Parties have agreed upon an implementation date that surpasses (***) from the date of request.
8.    REPORTING

8.1	Within (***) after the end of each month, Travelport agrees to use commercially reasonable efforts to provide to Orbitz a monthly service level report showing for each Travelport System:

a)	Actual service levels delivered compared to the Monthly Minimum Service Levels;

b)	An explanation for each Failure and its corresponding resolution; and

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

c)	The calculation of Service Credits for Service Availability, Service Response Time, Response and Restore to Severity 1 Problems, and Response and Restore to Severity 2 Problems.

8.2
Travelport agrees to provide Orbitz with material information and/or documentation of performance or service related data collection or reporting methodologies for review, as reasonably requested by Orbitz in order to ensure data validity and accuracy. Travelport agrees to provide Orbitz relevant system information and associated metrics to demonstrate how performance is calculated. During the (***) of the Term, both Parties will discuss this documentation monthly in joint conference call. All documentation provided under this Section shall be considered Confidential Information.

8.3
Travelport agrees to conduct a Root Cause Analysis of all Service Level Failures, as well as of all Severity Level 1 problems, and to report the findings to Orbitz. Reporting of all Root Cause Analyses shall be submitted to Orbitz within the period of time set forth in Section 3, Table B. Within (***) following the reporting of the Root Cause Analysis, Orbitz may request a joint conference call to discuss the findings with Travelport.

9.	CONTACT INFORMATION AS OF THE AGREEMENT DATE

9.1	Travelport:
Travelport Duty Manager
Phone:    (***)
Email:    (***)
Escalation Contact(s)
Name:    (***)
Phone:    (***)
Email:    (***)

9.2	Orbitz:
24 x 7 Orbitz Service Operations Center
Phone:    (***)
Email:    (***)
Escalation Contact(s)
Name:    (***)
Phone:    (***)
Email:    (***)
Name:    (***)
Phone:    (***)
Email:    (***)

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT E

TRAVELPORT DATA CENTER DISASTER PREVENTION AND RECOVERY

Disaster Avoidance Practices

The Travelport Data Center has been designed to reduce exposure to a number of potentially catastrophic events:

Facility Location

•	(***).

•	(***).

•	Facility Design and Construction

•	(***).

•	(***).

•	(***).

•	(***).

•	(***).

•	(***).

•	(***).

Containment

•	(***):

o	(***).

o	(***).

o	(***).

o	(***).

o	(***).

•	(***).

Backup and Redundancy
(***).
(***).
(***).
(***).
(***).
(***).
(***).
(***).

Security

•	(***).

•	(***).

•	(***).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Disaster Recovery Procedures

Building Evacuation
(***)

•	(***).

•	(***).

•	(***).

•	(***).

Damage to Critical Databases
(***).

Damage to Travelport Data Center Equipment or Facilities
(***).

•	(***).

•	(***).

Destruction of the Travelport Data Center
(***).

Notice & Diversion Option
(***)

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(***)

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT F

Content Continuity Program and Super Access Product and Non-Full Service Level Air Vendors

A.
Content Continuity Program. The Content Continuity Program (or “CCP”) is a program through which Travelport provides participating customers content and protection against airline service fees. Subscriber will receive the following benefits under the CCP:

•	Protection from any service fees that may be imposed by CCP-participating airlines on Travelport GDS bookings;

•	Assurance of full public content for airlines participating in the CCP.

•	Access to Subscriber’s negotiated non-public fares on CCP-participating airlines in a manner equal to or better than any other GDS provider; and

•	Ongoing access to comprehensive air, car, hotel, cruise and tour content from a single source on the agent desktop.

Participation Requirements. All Orbitz Domestic Agencies will participate in the CCP (and all pseudo city codes assigned to those locations).

CCP Participating Airlines. The following airlines participate in the CCP as of the Agreement Date*:

•	(***)

•	(***)

•	(***)

•	(***)

•	(***)

•	(***)
* Unless otherwise mutually agreed, neither (***) will be considered to participate in the CCP or be a CCP Carrier (as defined below) for purposes of this Agreement, and Orbitz shall not have to pay any Program Fee with respect to Segments on (***) at any time during the Term, even if (***) does, in fact, participate in the CCP. Also, even though (***) is a CCP Carrier as of the Agreement Date, Subscriber shall not be required to pay any Program Fee on (***) Segments made in (***).

Airline Fees. Each CCP Carrier has committed to Travelport that it will not charge an airline content fee or other similar fee to Travelport customers on segments generated via the CCP.

Program Fee. During the Term, Orbitz will pay the Program Fees set forth in Section II.C of Attachment A for U.S. point of sale reservations for the CCP Carriers. A “CCP Carrier” means (i) each CCP participating airline listed above, for so long as that airline continues participating in the CCP, and (ii) any air carrier that Travelport adds as a CCP participating airline during the Term and that Orbitz elects to opt-in as described below, for so long as that air carrier continues participating in the CCP. Subscriber may not use any locations that are located outside the United States (and the pseudo city codes assigned to those locations) to circumvent the terms and conditions of the CCP. In connection with code share bookings, the Program Fee will be assessed if the code used in the booking is that of a CCP Carrier, regardless of the operating airline. For the avoidance of doubt, the Program Fees related to the CCP Carriers shall remain fixed during the Term for so long as the CCP Carriers participate in the CCP, regardless of whether Travelport changes the terms of the CCP during the Term, and Travelport’s ability to make changes to the CCP in accordance with the terms of this Agreement shall not otherwise cause Orbitz to incur any additional costs. With respect to air carriers who are not CCP Carriers as of the Agreement Date, but that Travelport adds as CCP participating airlines during the Term, Orbitz shall have an ongoing option during the Term upon written notice to Travelport to opt-in to the CCP for those air carriers at the Program Fee specified above.

CCP Modifications. Subject to the above provisions in the Program Fee paragraph: Travelport may revise the list of CCP-participating airlines or modify the CCP, including but not limited to the terms and conditions, in its sole discretion at any time with prior written notice to Subscriber. Travelport may discontinue the CCP at any time.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B.
Super Access Product. By participating in the Super Access Product (the “SAP”), Orbitz Domestic Agencies will be able to access the published fares, inventory, availability, and other features offered by the Program Airlines provide to Travelport.

Participation Requirements. All Orbitz Domestic Agencies will participate in the SAP (and all pseudo city codes assigned to those locations).

SAP Participating Airlines. The following airlines participate in the Super Access Product as of the Agreement Date*:

SAP Carriers for Customers In the United States**	SAP Carriers for Customers In the Caribbean***
(***)	(***)
(***)
(***)
(***)
(***)
(***)
* Unless otherwise mutually agreed, neither (***) will be considered to participate in the Super Access Product or be a SAP Carrier (as defined below) for purposes of this Agreement, and Orbitz shall not have to pay any Program Fee with respect to Segments on (***) at any time during the Term, even if (***)does, in fact, participate in the SAP. Also, even though (***) is a SAP Carrier as of the Agreement Date, Subscriber shall not be required to pay any Program Fee on (***) made in Contract Year 2014.

Content. Each SAP Carrier has agreed to provide each participating agency with the private fares that apply to the agency’s customers, and certain of these SAP Carriers will provide additional products and services. The features of this product apply to all Segments on the SAP Carriers with a U.S. point of sale to destinations worldwide and for all on (***) with a (***) point of sale to destinations worldwide.

Airline Fees. Each SAP Carrier has committed to Travelport that it will not charge an airline content fee or other similar fee to Travelport customers on segments generated via the SAP.

Program Fee. During the Term, Orbitz will pay the Program Fees set forth in Section II.C of Attachment A for U.S. point of sale reservations for the SAP Carriers. A “SAP Carrier” means (i) each SAP participating airlines listed above (each such airline being a “SAP Carrier”) for so long as those airlines are participating in the SAP, and (ii) any air carrier that Travelport adds as an SAP participating airline during the Term and that Orbitz elects to opt-in as described below, for so long as that air carrier continues participating in the SAP. Subscriber may not use any locations that are located outside the United States (and the pseudo city codes assigned to those locations) to circumvent the terms and conditions of the SAP. In connection with code share bookings, the Program Fee will be assessed if the code used in the booking is that of a SAP Carrier, regardless of the operating airline. For the avoidance of doubt, the Program Fees related to the SAP Carriers shall remain fixed during the Term for so long as the SAP Carriers participate in the SAP, regardless of whether Travelport changes the terms of the SAP during the Term, and Travelport’s ability to make changes to the SAP in accordance with the terms of this Agreement shall not otherwise cause Orbitz to incur any additional costs. With respect to carriers who are not SAP Carriers as of the Agreement Date, but that Travelport adds as an SAP participating airlines during the Term, Orbitz shall have an ongoing option during the Term upon written notice to Travelport to opt-in to the SAP for those carriers at the Program Fee specified above.

** The Super Access Product for (***).

*** The Super Access Product for (***) is available to customers in (***).

SAP Modifications. Subject to the above provisions in the Program Fee paragraph: Travelport may revise the list of SAP-participating airlines or modify the SAP, including but not limited to the terms and conditions, in its sole discretion at any time with prior written notice to Subscriber. Travelport may discontinue the SAP at any time.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C.    List of the Non-Full Service Level Air Vendors as of the Agreement Date.

(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)
(***)

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT G

uAPI Addendum

1.	Definitions
Except as otherwise specified in this Addendum, capitalized terms in this Addendum will have the same meanings as used elsewhere in the Agreement. In this Addendum, the below terms will have the following meanings:
“Addendum” means this uAPI Addendum.
“Agreement” means the Subscriber Services Agreement to which this Addendum is attached.
“API Documentation” means the online materials provided or made available to Subscriber that describe the use, operation, maintenance, and/or design of the uAPI.
“Authorized Application” has the meaning set forth in Exhibit 1 to this Addendum (such Exhibit being incorporated by reference into this Addendum).
“Licensed API” has the meaning set forth in Section 2.
“Licensee” means each Orbitz Worldwide Agency and Distribution Partner. OWW shall be responsible for causing each Licensee to comply with all applicable provisions of this Addendum and shall be liable under the Agreement for any failures by the Licensee to do so.
“Travelport Content Hub Pricing Table” means the pricing table in Exhibit 1 applicable to booking activity in the Air Content Hub (“ACH”), Rail Content Hub (“RCH”), or any other content hub available in the uAPI and as maintained by Travelport in accordance with this Addendum.
“uAPI” or “Universal API” means the application programming interface and connectivity tools that enables a subscriber to access, shop and book travel from multiple sources using the Authorized Application and which is marketed as the Travelport Universal API™ as such product may be modified during the term of and in accordance with this Addendum. The “uAPI” shall include without limitation the uAPI as it exists as of the Agreement Date and any and all additional versions or functionality that may be added after the Agreement Date.
“uAPI Segment” means a reservation that is made directly via the uAPI to access content in the Worldspan GDS, the Apollo GDS, the Galileo GDS, the ACH, the RCH or any other content hub that becomes available in the uAPI for the services of an air, car, hotel, cruise, rail or tour supplier. A rail reservation on a rail supplier in the RCH counts as 1 uAPI Segment, regardless of the number of passengers traveling or the number of connections in the reservation. Travelport will determine the number of uAPI Segments from its books and records, subject to Subscriber’s audit rights described in Section 16 of the Agreement.

2.	Grant of Rights

A.    Travelport hereby grants to Subscriber a limited, non-exclusive, non-transferable, non-assignable, license for Licensees to access and use the uAPI independently and/or with the Authorized Applications and including any related developer tools (the “Licensed API”), and to sublicense the foregoing rights to access and use but only to those third party developers whom Subscriber has previously used as of the Agreement Date or to third party developers pre-approved by Travelport (Travelport’s approval not to be unreasonably withheld), and who first agree to be bound by those Licensee Responsibilities (Section 4) herein which by their nature would be applicable to such third party developers when taken in context. The rights granted above are limited to the Licensed API and they may not be sublicensed except as expressly permitted in this Addendum without the prior consent of Travelport.
B.    Subscriber acknowledges on behalf of itself and the Licensees that, as between the Parties, all rights and title in the Licensed API, and in the intellectual property rights in the Licensed API, and all API Documentation, regardless of media or format, whether registered or unregistered, anywhere in the world, belong, and will belong, to Travelport, its Affiliates, or its licensors, as the case may be. Subscriber has no rights in or to the intellectual property rights in the Licensed API or any API Documentation other than as expressly provided in this Addendum or as otherwise expressly agreed in writing between Travelport and a Licensee. Travelport acknowledges on behalf of itself and its Affiliates that, as between the Parties, all rights and title in the interface developed by the Licensees to access and use the Licensed API and in the intellectual property rights in such interface and any related documentation, regardless

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

of media or format, whether registered or unregistered, anywhere in the world (collectively, the “Licensees’ IP”), belong, and will belong, to Subscriber, its Affiliates, or its licensors, as the case may be. Travelport has no rights in or to the intellectual property rights in the Licensees’ IP other than as expressly provided in this Addendum or as otherwise expressly agreed in writing between Travelport and a Licensee.
C.    Subscriber may use the shopping tool or shopping tools of its choice to shop for content accessible via the uAPI subject to any limitations imposed by the applicable Vendor; provided, however, that Subscriber’s use of e-Pricing or another Travelport shopping product that is incremental to the use otherwise provided in the Agreement (and any related attachments to the Agreement) shall be subject to a further agreement between the Parties. Notwithstanding any other provision in the Agreement (any the attachments to the Agreement, including without limitation this Addendum), there shall be no charge to Subscriber for Subscriber’s shopping of ACH, RCH or any other content hub via the uAPI, except as provided in Section IV(a) (General Messages) or, if ePricing is used, Section IV(b) (ePricing Messages), of Attachment B to the Agreement. Travelport will not obligate or incent any Vendor to encourage or require Subscriber to use one shopping tool over another. The Parties are assuming that Message rates for queries in a Travelport GDS will be roughly similar to the Message rates for similar queries in the uAPI. If, in practice, this assumption turns out to be incorrect and it appears likely that Subscriber will exceed, or Subscriber exceeds, the number of Allowed General Messages or Allowed e-Pricing Messages (as applicable) specified in Section IV of Attachment B, then (i) the Parties will work together as set forth in Section IV of Attachment B in an attempt to bring the Message rates below the allowed limits, and (ii) Travelport shall use commercially reasonable efforts to offer suggestions as to use of the uAPI, technical specifications and support as reasonably requested by Subscriber in an attempt to reduce the Message rates below the allowed limits.

3.	Travelport Responsibilities

A.    Travelport will provide standard help desk support to Licensees for the Licensed API at no additional cost; provided, however, a Licensee may utilize a third party developer approved by Travelport, to provide support to Licensee rather than Travelport. Travelport reserves the right to provide the above support relating to the Licensed API via online tutorials, online messaging, or via remote access. Subscriber agrees that Licensees will use the Travelport ORS system to initiate any help desk support request and that, subject to Section 7.D of this Addendum, Subscriber will pay consulting fees as set forth in Exhibit 1 to this Addendum for any consulting support provided by Travelport outside of the Travelport ORS system.
B.    Subject to the provisions of Attachment D to the Agreement, Travelport reserves the right to limit and/or interrupt access to the Licensed API by a Licensee in order to carry out scheduled maintenance or unscheduled work or to modify or update the Licensed API; provided, however, that no Licensee is impacted by downtime, latencies or malfunctions associated therewith to an extent disproportionate to other licensees of the Travelport uAPI. Travelport will use commercially reasonable efforts to provide a minimum of 24 hours prior written notice of scheduled maintenance, modification or updates to the Licensed API and shall use its commercially reasonable efforts to reduce any downtime associated therewith and to minimize any unscheduled work. Notwithstanding the above and for the avoidance of doubt, when calculating monthly service levels for the uAPI, Scheduled Downtime and Unscheduled Downtime as defined in Attachment D will be used.
C.    Subject to the limitations in Section 2.H (uAPI) of the Agreement: Travelport reserves the right to maintain and make updates to the Travelport Content Hub Pricing Table, including the uAPI fees for the air carriers participating in the ACH, the rail carriers participating in the RCH, and any other travel suppliers participating in any other content hubs that may be available in the uAPI, via an agency administrative portal accessible by Subscriber. Travelport reserves the right to modify the Travelport Content Hub Pricing Table no more than once per quarter effective on the first day of the following quarter without prior notice to or consent from Subscriber. When a Licensee generates a uAPI Segment on a travel supplier via the uAPI, Subscriber will be deemed to have agreed to pay the uAPI fee then associated with that travel supplier as set forth in the then-current Travelport Content Hub Pricing Table. In no event shall (i) any Orbitz Worldwide Agency other than OFB be singled out or obligated to pay more in any uAPI fee or any other amount than any of (***) for any uAPI Segment, or (ii) OFB be singled out or obligated to pay more in any uAPI fee or any other amount than (***) for any uAPI Segment.
D.    Travelport does not warrant that the Licensed API will work in combination with any hardware or software products or services provided by third parties or meet Licensees’ unique requirements. For any third-party hardware or software listed in the API Documentation as being compatible, Travelport will undertake commercially reasonable

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

efforts to provide compatibility, except where the non-compatibility is caused by a defect in the third party’s product or service or from use of the Licensed API not in accordance with such API Documentation.
E.    Travelport and Subscriber will meet periodically to discuss system capacity to support Licensees’ volumes including during peak usage.
F.    For the avoidance of doubt, the Service Level Agreement attached as Attachment D to the Agreement is applicable to the uAPI, as provided in Attachment D, when the uAPI is used by Subscriber to access not only the Worldspan GDS, Apollo GDS, or Galileo GDS, but also when it is used to access the ACH, the RCH, or any other content hub that may be available in the uAPI.
G.    Other than as expressly set forth in this Addendum or in the Agreement (and in each attachment to the Agreement) as it applies to this Addendum, Travelport shall charge no additional fees, penalties or other amounts whatsoever in connection this Addendum, including without limitation in connection with the ACH and RCH and the use of the uAPI by Subscriber as contemplated by this Addendum.

4.	Licensee Responsibilities

A.    Licensees may use the Licensed API only for the Authorized Application(s) listed on Exhibit 1. Licensees may cache data accessed through use of the Licensed API and will not, without Travelport’s prior written consent and except as otherwise set forth in this Addendum, (i) allow any third party to have access to the Licensed API, or (ii) transfer or redistribute to any third party any data, or copy of any data, accessed through use of the Licensed API. Any shopping provider used by Subscriber may be given data accessed through use of the uAPI, but only to the extent needed to assist with bookability issues and at all times subject to a confidentiality agreement with Subscriber prohibiting the disclosure or use of such data to third parties other than Subscriber. Should Travelport permit a Licensee to allow a third party developer not otherwise authorized herein to access and use the Licensed API on Licensee’s behalf, Subscriber waives the right to assert any claim against Travelport related to such third party’s access and will indemnify and hold Travelport harmless from all liabilities, costs and expenses (including reasonable attorneys’ fees) resulting from or related to such third party developer’s access and use of the Licensed API. Travelport may withdraw its authorization to allow a third party developer’s access to a Licensee’s Licensed API credentials upon 90 days’ prior written notice to Subscriber. Subscriber will not copy, store, archive, republish, sell or create a database of data or information obtained via the Licensed API or an Authorized Application, in whole or in part, directly or directly, except that an Authorized Application may store such data or information in a secure, non-public, temporary cache, for a period not to exceed 60 days, solely for the purpose of using such data or information for marketing purposes, including without limitation in landing pages and related emails, and/or to carry out a specific end user requested action.
B.    With respect to each website and/or application with which a Licensee desires to use the uAPI at any time, Subscriber will give Travelport reasonable advance notice of the website or application and allow Travelport to evaluate the website or application and certify that it conforms to Travelport’s requirements with respect to the impact on the Travelport GDS. If Subscriber makes material modifications to the Authorized Application, then Travelport will have the right to re-perform its certification tests. In any such event, no Licensee will use the uAPI in connection with any website, or application, or modification to an Authorized Application until Travelport has successfully completed its certification tests or has waived the right to conduct such tests.
C.    Subscriber on behalf of itself and the other Licensees represents that it is authorized to make reservations and book the content of those travel suppliers available via the uAPI available to Subscriber in accordance with the terms and conditions of the Agreement, including this Addendum. Travelport has the right to evaluate a Licensee’s credentials to book various travel suppliers and refuse access to a Licensee should a Licensee’s credentials not be validated. The validation criteria shall be the same criteria as applied to all other online uAPI subscribers.
D.    Licensee will maintain the minimum hardware and software requirements specified by Travelport in the API Documentation.
E.    Each Licensee is responsible for training its employees on how to use the Licensed API.
F.    Subscriber will use commercially reasonable efforts to install and implement new releases of the Licensed API within 90 days of Subscriber’s receipt of the update and will discontinue use of the superseded release within 90 days of such implementation.
G.    Each Licensee will take reasonable precautions to prevent any unauthorized use of the Licensed API. Each Licensee will prohibit each of its employees from sharing their log-on credentials with any other person.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

5.	Message Spikes

For purposes of facilitating Travelport’s system capacity planning, Subscriber will use reasonable business efforts to provide to Travelport prior written notice of any event that may have a Material Increase on the number of uAPI messages made by Subscriber through the Licensed API (a “Spike”), including, but not limited to, new code or changes to existing code launched by Licensees, Licensees’ entrance into new markets, or Licensees’ advertising or marketing campaigns. As used immediately above, “Material Increase” means an increase in volume that exceeds by (***) Licensees’ average daily message volume for the uAPI adjusted for seasonality. If Subscriber fails to use reasonable business efforts to provide such prior written notice to Travelport and as a result, Travelport does not have sufficient capacity to process uAPI messages generated by Licensee, Travelport may throttle Licensees’ volume to a manageable level (but in no event to less than the Licensees’ average daily message volume) until Travelport resolves any system capacity issues.

6.	uAPI Content.

Subscriber acknowledges that any and all content, including without limitation fares, rates and classes of service; and related data and information, including rates and descriptions of the applicable travel services and ancillary services, that may be available through the uAPI is provided by the applicable Vendors and is subject to any restrictions that they may impose. Subject to its compliance with those restrictions, Travelport shall provide such content and related data and information to Subscriber if requested and Travelport agrees that it will not discriminate against (i) any Orbitz Worldwide Agency other than OFB versus any of (***) with respect to access to and use of any such content, or (ii) OFB versus (***) with respect to access to and use of any such content.

7.	Modifications and Additions

A. Travelport may update, upgrade, enhance or modify the Licensed API at its discretion at any time provided it does so in accordance with the terms and conditions in Section 2.C of the Agreement (Updates). Travelport may migrate a Licensee to a new Licensed API used by Travelport provided the Parties first agree in writing upon the new Licensed API and the timing of such migration. Travelport will ensure that any updates, upgrades, enhancements or modifications will not materially adversely affect any Licensee and shall permit each Licensee to promptly roll back to the prior version and implement such other measures as may be necessary to avoid any material adverse effect.

B.    This Addendum contemplates that Subscriber may access, download and use additional uAPI features and functionality, if and when they become available, from the
Travelport download site at http://developer.travelport.com, which is accessible only through use of the login information which shall be provided by Travelport. Subscriber will pay the fees for any such additional features and functionality downloaded by Subscriber, effective from the date of download, at rates that are (i) for any Orbitz Worldwide Agency other than OFB, no more than the rates charged to any of (***) for the same feature or functionality, and (ii) for OFB, no more than the rates charged to (***) for the same feature or functionality.
8.    Payment Terms
A.    In consideration for the services supplied and rights granted by Travelport hereunder, Subscriber will pay Travelport the fees set forth on Exhibit 1 and the Travelport Content Hub Pricing Table.
B.    Travelport will invoice Subscriber for the applicable fees (i) for a Vendor covered in Exhibit 1, in the first monthly invoice or reconciliation statement described in Section 4.A of the Agreement after the first commercial booking of a uAPI Segment through the uAPI on that air Vendor in accordance with the billing frequency set forth on Exhibit 1; and (ii) for Subscriber’s use of the support services described in Section III.C of Exhibit 1 on a per use basis per month, at the time of the monthly invoice or reconciliation statement described in Section 4.A of the Agreement. Subscriber will pay such invoice in accordance with Section 4.A of the Agreement. In the event of non-payment of fees by Subscriber, Travelport may set off any fees owed by Subscriber against any sums due or payable by Travelport to Subscriber under the Agreement.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C.     Any Segment Incentive payable to Subscriber for a uAPI Segment, regardless of whether generated on a travel supplier in the ACH, RCH, or any other content hub that becomes available via the uAPI, are set forth in the Agreement (and applicable attachments).
D.    As provided in Section 3.A of this Addendum, Travelport shall provide standard help desk support for the Licensed API (***). In addition, during each Contract Year, Travelport shall provide (***)of Support Services (Professional Services and/or Training Services, each as described in Section III.C of Exhibit 1 to this Addendum), (***). For any Support Services (either Professional Services or Training Services) provided by Travelport during a given Contract Year in excess of the (***)specified above, Subscriber shall pay the applicable fees set forth in Section III.C of Exhibit 1. To the extent practical, Travelport may provide any such Professional Services or Training Services via online tutorials, online messaging, or remote access.
9.    Software Development
Travelport may provide Subscriber with a software development kit (“SDK”) to assist Subscriber in integrating certain functionality of the Licensed API into Authorized Applications. By installing, accessing or otherwise using the SDK, Subscriber agrees with and accepts the terms of the SDK License Agreement. The terms of the SDK License Agreement are available at http://support.Travelport.com/SGC/APIProducts/SDKLicense.htm.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

EXHIBIT 1 TO uAPI ADDENDUM
LICENSED API, AUTHORIZED APPLICATION, AND FEES
I.    Licensed API. Subscriber elects for itself and the other Licensees to use the Universal API.
II.    Authorized Application. The Licensed API is licensed to Licensees for use with the web site(s) and/or application(s) as contemplated by the Agreement and attachments to the Agreement, as indicated below (“Authorized Application”). As of the Agreement Date, this use shall be as follows, subject to change upon mutual agreement of the Parties in accordance with the terms of the Agreement, including this Addendum:

Licensed API: Universal API	Web Site(s): Orbitz Worldwide Agencies and Distribution Partners
Application(s):	☐ business-to-business ☒business-to-consumer ☐business-to-tour/travel agency ☐other:
III. uAPI Fees.
A.    General.

uAPI Fees - General	Unit Price	Billing Frequency
(***)	(***)	(***)
(***)	(***)	(***)
B. Travelport Content Hub Pricing Table.
1. ACH

uAPI Fees - ACH	Unit Price	Billing Frequency (Calendar Month)
☐ (***))	(***)
☐ (***)	(***)	(***)
☐ (***)	(***)	(***)

uAPI Fees - ACH	Unit Price	Billing Frequency (Calendar Month)
☐ (***)	(***)	(***)
☐ (***)	(***)	(***)
☐ (***)	(***)	(***)
2.RCH

uAPI Fees - RCH	Unit Price	Billing Frequency (Calendar Month)
☐ (***)	(***)	(***)
☐ (***)	(***)	(***)
C.Support Services.

uAPI Fees - Support Services	Unit Price	Billing Frequency
☐ (***)	(***)	(***)
☐ (***)	(***)	(***)

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ATTACHMENT H

ADDITIONAL TERMS THROUGH 2014

Except as otherwise set forth in Section 6.G. below concerning (***), the following provisions will apply from the Agreement Date through (***), but not thereafter.

SECTION 1: DEFINITIONS

Except as otherwise provided in this Attachment or to the extent inconsistent with the provisions of this Attachment, each term defined in the Agreement, will have the same meaning in this Attachment. In addition, for purposes of this Attachment:

“Agreement” means the Subscriber Services Agreement to which this Attachment is attached.

“Galileo” means Travelport.

“Galileo Group” means the Travelport Group and “Galileo Group Company” means any Travelport Group Company.

“Galileo Services” means those Services provided by a Galileo Group Company as described in Sections 3 and 4 of this Attachment for each of North America and Europe.

“Services” means all software, access to a Travelport System functionality or features, support, and any other services provided by a Galileo Group Company under this Attachment.

“System(s)” means the Travelport System(s).

“Transaction” means a message accessing a System that is transmitted by Subscriber, Subscriber’s end-user customers or a Client User.

“Worldspan Services” means those Services provided by a Galileo Group Company as described in Section 5 of this Attachment.

SECTION 2: EXCLUSIVITY

A.	Subject to the exceptions specified in Section 2.B below and elsewhere in the Agreement, Subscriber agrees to use the Travelport System as specified below for the Contract Year (***):

(i)
(***). Each Orbitz Domestic Agency shall use a Travelport System exclusively to make all of its air and car segments. If an Orbitz Domestic Agency elects to use a GDS for hotel segments, it shall use a Travelport System exclusively, subject to the exceptions specified in Section 2.B below. For purposes of this Section 2(A)(i), the term “GDS” shall mean the (***).

(ii)
(***). The Orbitz International Agencies shall use, in Contract Year (***), the Travelport System to the same extent that such entities used the Travelport System in calendar year (***), including for such entities’ websites in the following countries: (***) (“Orbitz International Galileo Agencies”), subject to Sections 2.C and 2.D below, until the end of (***). For the avoidance of doubt, “to the same extent” as used above refers to the scope of use as a function of percentage of such entities’ segments, and is not intended to commit such Orbitz International Agencies to a certain number of segments. For any countries in Europe where Subscriber does not operate or have a website as of the Agreement Date, to the extent that Subscriber commences operations or establishes a website in such a country (a “New (***) Country”) during (***), Subscriber will cause (***) of the segments made in such New (***) Country to be made through a Travelport System, unless Subscriber can reasonably demonstrate a material commercial harm or potential material commercial harm that it cannot do so. The Parties agree to use good faith, commercially reasonable efforts to work together to make and maintain the

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Galileo Services in (***) competitive with other non-Travelport Systems. For countries in (***) where as of the Agreement Date Subscriber only uses a non-Travelport System, the Parties agree that they will use good faith, commercially reasonable efforts to work together to resolve all mutually identified material deficiencies in the Travelport System. Subscriber agrees that it will migrate all segments made in such countries through a GDS to a Travelport System as soon as reasonably practicable as Galileo resolves such deficiencies. On a quarterly basis, Subscriber will provide to Galileo a report certified by an officer of Subscriber stating the total number of segments made by Subscriber in (***) during the quarter, broken down by total Direct Connect segments, Galileo Segments, and segments made through any other GDS or other source.

(iii)
RoW. Subscriber agrees that the Orbitz International Agencies located outside of (***) shall use the Travelport System exclusively for GDS services in such region to the extent that Galileo can provide such services on terms and conditions commercially reasonable for the applicable region or country. In the event Galileo and Subscriber cannot agree on commercially reasonable terms for such services and an Orbitz International Agency desires to use a non-Travelport System, then Galileo shall have the right of first refusal to provide such Orbitz International Agency(ies) GDS services on substantially similar terms and conditions as those offered by the non-Travelport System.

B.	Subscriber’s obligations to use the Travelport System as specified above in Section 2.A above shall be subject to the following exceptions:

(i)	(***)

(ii)	(***).

In each instance where at least one of the above-specified exceptions applies, (***)

(***).

C.
Subscriber agrees that if, until the end of (***), Subscriber acquires another entity or another online travel website, Subscriber will use commercially reasonable efforts to migrate all of the acquired company’s or acquired online travel website’s segments to a Travelport System consistent with Section 2.A hereof, subject to the acquired entity’s or acquired online travel website’s existing exclusivity or minimum segment obligations.

D.
Subscriber agrees that if, until the end of (***), Subscriber sells, transfers or otherwise divests an Orbitz entity or Orbitz Worldwide Agency(ies) (each a “Divested Entity”) or online travel website (“Divested Website”), Subscriber will cause the Divested Entity or Divested Website to enter into an agreement with Galileo on the same date such entity, agency or website is divested, with the terms and conditions of that agreement to replicate the provisions of the Agreement (including, without limitation, all economic provisions) for the Divested Entity and/or Divested Website.

SECTION 3: CUSTOM TERMS AND CONDITIONS For GALILEO SERVICES in (***)

The terms of this Section shall apply solely to Orbitz (***) Agencies using Galileo Services.

I.    (***)

For U.S. points-of-sale bookings made on (***) by Orbitz (***) using Galileo Services, (***).

II.    (***)

For (***)points-of-sale bookings made on (***) by Orbitz (***)using Galileo Services, each month, Travelport will calculate the total number of (***) segments made by the Orbitz Domestic Agencies through the Galileo Services during the prior month.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

A.	In lieu of any Segment Incentive for jetBlue bookings made by the Orbitz Domestic Agencies through the Galileo Services, (***) as set forth in Section II.B of Attachment A to the Agreement. (***).

B.
(***) Segments and the amounts paid by (***)pursuant to Section 3.II.A of this Attachment for (***) Segments will not be factored, taken into account or considered in determining Travelport’s obligations and/or compliance with Section 21 of the Agreement.

C.	Section 3.II.A above does not apply to flights operated by (***).

D.
All charges and credits relating to Subscriber bookings and cancellations made on flights subject to Section 3.II.A above shall be charged or credited (***) (and shall not be charged or credited to (***)).

E.	(***).

III.    (***)

Notwithstanding any other provision in this Agreement, including in any Attachment, this Section III applies to Segments booked on (***) through Feb 28, 2014, unless Subscriber notifies Travelport otherwise. After that time, the terms and conditions in Attachment A will apply to all (***) Segments made in connection with a Travelport System.

1.
Travelport will pay Subscriber the Segment Incentive set forth in Section II.A of Attachment A for Segments (***) on (***) that are not (***) on (***) (“(***)Segments”) even if Travelport does not receive payment from (***) or any other Vendor for those (***)Segments.

(***):

(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)

2.
Each month, Travelport will continue to, as performed in the same manner as prior to the Agreement Date, calculate the total number of ticketed Segments plated on (***) ticket stock for eligible billing carrier codes generated by the ARC numbers listed below (“(***)”) during the prior month (“(***)”). Travelport’s calculation of (***).

(***)

(***)
(***)
(***)
(***)
(***)
(***)

Subscriber will not engage in any business practice which would result in the changing of (***) for the purpose of increasing or decreasing the percentage mix of (***) to Total Segments.

IV.    (***)

(***).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Optional Services List for Galileo Services (***)

This section lists various charges (“Variable Charges”) for the System, products, features and services, requested projects, and various other items (collectively, "Optional Services "). If Subscriber elects to use any of the Optional Services, then the applicable Variable Charge listed below will apply and be assessed monthly, unless otherwise specified. New or revised Optional Services may be offered to Subscriber from time to time. Subscriber’s use of or request for an Optional Service will constitute its agreement to pay the associated Variable Charges and to follow the procedural guidelines established by Galileo. Galileo may discontinue its provision of any Optional Services upon written notice to Subscriber. For purposes of this Attachment, the term “pseudo” means the unique alpha/numeric designator(s) assigned by Galileo for a Location.

TICKETING TRANSMISSIONS (AGENCY)* (home office location and branches)        $    (***)

TICKETING TRANSMISSIONS (STP)* (satellite ticket printer locations)            $    (***)
*On a monthly basis, per Location, Galileo will calculate the total number of transmissions resulting in each of the following: tickets (including electronically transmitted tickets or entitlements), boarding passes, itineraries, invoices (including those utilizing the Ticket Invoice Numbering System “TINS”), and machinable interface records. The greatest quantity of transmissions for one of these items will be assessed the $0.30 each charge.

PRO-FILES™ - 50 per pseudo per month at no charge; thereafter:            $    (***)

PREVIEW PLUS™
Demand Mode                                $    (***)
Quick Return Mode                            $    (***)
Batch Mode

PRINT QUEUE                                    $    (***)
AUTOMATED ARC REPORT                            $    (***)

GROUPMANAGER™ TICKET SUMMARY REPORT	$ (***)

PAST DATE QUICK™ (maximum $60.00 per month, per pseudo)            $    (***)

GALILEO AUTOMATED REFUNDS/EXCHANGESSM (ARNESM)            $    (***)

SELECTIVE ACCESS™
Galileo will license Selective Access (and, if requested, Global Access, listed below), whereby
Subscriber may authorize another Galileo subscriber to access client records entered into the System by Subscriber. Galileo will not have any responsibility or liability whatsoever with respect to such authorization or access.

(***)                                     $    (***)
(***)                                    $    (***)

GLOBAL ACCESS™                                $    (***)

GALILEO DESKTOP INTERNET ACCESS (GDIA)
Galileo will license GDIA to Subscriber, whereby Subscriber can access the System via its own internet connection. Galileo will not have any responsibility for supporting or maintaining such internet connection.
$(***)

TELECHECK

(***))	$ (***)

(***)	$ (***)

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(***):                                    $    (***)

ADDRESS VERIFICATION ((***))                            $    (***)

PRIVATEFARES™ ((***))                                $    (***)

APOLLOMONITOR™                                $    (***)

GALILEO OPTIMAL SHOPPINGSM
(***):                                    $    (***)
(***):
(***).
(***):
(***):
(***):

•	(***): $ (***)

•	(***): $ (***)

In the event Subscriber has misclassified its use of Galileo Optimal Shopping ((***) usage), then Galileo may retroactively assess Subscriber the applicable charges based on Subscriber's actual type of usage of the product.

BEST BUY QUOTE™
(***)                                        $    (***)
(***).

(***)	$ (***)

APOLLOWISE™
$(***).

MEMBERSHIP PRO-FILE	$ (***)
((***))

SUPPLIES, TRAINING MATERIALS, MARKETING MATERIALS	$ (***)

MAINTENANCE PREMIUM	$ (***)
(***).

EXTENDED SUPPORT SERVICES (third-party software phone support)	$ (***)

APOLLO CUSTOMER SUPPORT CENTER                        $    (***)

GLOBALWARESM HELP DESK SUPPORT                        $    (***)

TRAINING
Level 1 Classes (Learning Apollo, Moving to Apollo, Booking Cars and Hotels,
and Booking Tours and Cruises)             $    (***)

Level 2 Classes (All Others) - Charges may be assessed in accordance with	$ (***)
Galileo's then-current policies.

PROJECTS	$ (***)
Applies for projects such as equipment installations, deinstallations, reconfigurations, upgrades, activations, deactivations and office relocations. Galileo shall waive all installation charges for the initial installation of new Locations and the addition of Hardware at existing Locations, subject to Galileo's approval of the installation.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

If an installation cannot be completed as scheduled, solely as a result of any action or inaction by Subscriber (“Project Delay”), then for each Project Delay, Subscriber will be assessed a fee (“Project Delay Fee”) in the amount of:      $ (***)

SECTION 4: CUSTOM Terms and Conditions FOR GALILEO SERVICES in (***)

The terms of this Section shall apply solely to (***) located in (***) that use Galileo Services.

A.
On a monthly basis, Galileo will prepare a reconciliation statement that will identify all charges incurred by the Orbitz (***) Agencies ("Total Charges") by entity and the total Segment Incentives and other fees earned by the Orbitz International Agencies (“Total Incentives”) by entity for the prior month. If the Total Incentives exceed the Total Charges, Galileo will pay the difference to Subscriber; if the Total Charges exceed the Total Incentives, Subscriber will pay the difference to Galileo. All payments due hereunder will be paid within 30 days following receipt of the reconciliation statement.

B.
In the event that, as a result of cancellations, the Orbitz (***) Agencies’ total number of Segments during a month is negative, then Subscriber will pay to Galileo an amount equal to the applicable Segment Incentive multiplied by the number of negative Segments, and the result thereof will be added to the Total Charges.

SECTION 5: CUSTOM TERMS AND CONDITIONS FOR WORLDSPAN SERVICES

The terms of this Section shall apply solely to Orbitz Worldwide Agencies using Worldspan Services.

A.	PRODUCTIVITY PROGRAM

A.    (***).

(i)
(***) will pay (***) the applicable (***) per (***) Segment as set forth in Section II.B of Attachment A to the Agreement made by Orbitz (***) through the Worldspan Services. Travelport will (***) through the Worldspan Services. Travelport will offset any amounts owed by Subscriber hereunder from amounts owed by Travelport to Subscriber under the Agreement.

(ii)
(***) Segments and the amounts paid by (***) to (***) pursuant to paragraph (i) above will not be factored, taken into account or considered in determining Travelport’s obligations and/or compliance with Section 21 of the Agreement.

(iii)
Paragraph (i) does not apply to flights operated by (***) but marketed and offered for sale by another carrier (“Marketing Carrier”) where Travelport charges the Marketing Carrier booking fees on such flights rather than (***). In such cases, (***) will pay (***) the Segment Incentive applicable to the Marketing Carrier.

(iv)	All charges and credits related to Subscriber bookings and cancellations shall be charged or credited to (***) by (***) (and shall not be charged or credited to (***) by Travelport).

B.
On a monthly basis, Galileo will prepare a reconciliation statement that will identify all charges incurred by the Orbitz (***) ("Total Charges") and the total Segment Incentives and other fees earned by the Orbitz (***) (“Total Incentives”) for the prior month. If the Total Incentives exceed the Total Charges, Galileo will pay the difference to Subscriber; if the Total Charges exceed the Total Incentives, Subscriber will pay the difference to Galileo. All payments due hereunder will be paid within 30 days following receipt of the reconciliation statement date.

C.
In the event that, as a result of cancellations, the Orbitz Domestic Agencies’ total number of Segments during a month is negative, then Subscriber will pay to Galileo an amount equal to the applicable Segment Incentive multiplied by the number of negative Segments, and the result thereof will be added to the Total Charges.

SECTION 6: (***) SEGMENT INCENTIVE

For purposes of this Section, “Affected Supplier” (***).

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

A.    Affected Supplier Bookings. (***). Travelport may set off or offset the (***) from any amounts owed by(***) to (***) under the Agreement. An “Affected Supplier Segment” means a segment on Affected Supplier generated by an Orbitz (***) (excluding (***)) or any Orbitz (***), if applicable, and processed through either the Apollo GDS or Worldspan GDS for which (***) in the absence of this Section 6. Notwithstanding the foregoing, the number of Affected Supplier Segments during each month will not be more than (***)than the number of Segments on the Affected Supplier that (***)

Notwithstanding any other provision in the Agreement or this Section 6, Subscriber acknowledges that from time to time Galileo may modify its billing logic relative to Affected Supplier. Any such modification, however, will not circumvent the provisions of this Attachment and will not have a material impact on the amounts billed by Travelport to Subscriber.

B.    Code Shares. Notwithstanding the provisions in Section 6.A of this Attachment, with respect to bookings (i.e. reservations) generated by Orbitz (***) or Orbitz (***) (as defined in Section 6.E of this Attachment) that are marketed by Affected Supplier but operated by another airline (“Code Share Bookings”), Galileo may (***).

C.    OFB. Galileo will continue to invoice Affected Supplier for reservations generated by OFB through the Apollo GDS and the Worldspan GDS, (***).

D.    Content. (***).

E.    Expansion Outside (***). If Subscriber elects (through an Orbitz (***) or an Orbitz (***)) to generate bookings on Affected Supplier in (***), (collectively, the “Territory”), Galileo will (***). As used above, an “Orbitz (***)” is a Subscriber-owned entity formed for the purpose of doing business in the Territory under Subscriber’s brand.

F.    Affected Supplier Segments Outside (***). For the avoidance of doubt, the provisions of this Section 6 only apply to Orbitz (***) (or any Orbitz (***), if applicable) with a point of sale in the (***). Section II of Attachment A to the Agreement will continue to apply to any Segments on the Affected Supplier generated by an Orbitz Worldwide Agency other than with respect to those Segments generated by an Orbitz (***) or an Orbitz (***) with a point of sale (***).

G.    Notwithstanding any other provision in this Agreement, including this Attachment H, Subscriber and Travelport agree that the terms and conditions in this Section 6 ((***)Segment Incentive) will remain in full force and effect through (***) solely with respect to the generation of (***)point of sale Segments on the Affected Supplier. For the avoidance of doubt, for so long Subscriber remains in a (***) for Segments on Affected Supplier shall be at the rates in Section II.B. of Attachment A.

H.    Audit Rights. For the avoidance of doubt, the obligations of each Party in this Attachment are subject to audit by the other Party as set forth in and in accordance with the terms of Section 16 of the Agreement.

I.    Subscriber Terms and Conditions Commitment. In determining Galileo’s compliance with Section 21 of the Agreement until the end of (***), Galileo will be deemed to have paid Subscriber the Segment Incentives for Segments generated on the Affected Supplier that Galileo would have paid Subscriber in absence of this Section 6.

***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.